UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Brian C. Janssen

Capital World Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund® Annual report for the year ended December 31, 2022

Find diverse total
return opportunities
in global bonds

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 share results and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2022, was 3.39% for Class F-2 shares and 2.90% for Class A shares calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s distribution rate as of that date was 2.36% for Class F-2 shares and 1.91% for Class A shares. The Class A share results for both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

39	Financial statements

74	Board of trustees and other officers

Fellow investors:

Global investment-grade bonds came under meaningful pressure in 2022 alongside rising interest rates, slowing economic growth, and elevated inflation. In foreign exchange markets, a strong dollar grew for much of the year, particularly as the U.S. Federal Reserve (Fed) and European Central Bank (ECB), among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

Against this eventful backdrop, Capital World Bond Fund Class F-2 shares recorded a return of –17.20% for the 12-month period ending December 31, 2022. This result lagged the Bloomberg Global Aggregate Index, a measure of global investment-grade (rated BBB/Baa and above) fixed income markets, which declined by 16.25%. Longer term results, however, represent stronger returns and reflect Capital Group’s long-term perspective. Refer to the table below for longer term results.

Sector/industry allocation decisions were the main positive contributors to relative results. Currency exposure was also additive, although this was largely offset by the impact from select currency hedging strategies. Country and market allocation decisions detracted from comparative results, driven by duration management. Curve positioning was modestly additive.

The portfolio’s average below-benchmark allocation to the Chinese renminbi was the most significant positive contributor to relative currency returns during the year followed closely by its average below-benchmark weight to the euro over the period. Conversely, the portfolio’s average above-benchmark allocation to both the Polish zloty and the Hungarian forint were equally meaningful detractors to relative returns.

The fund’s interest rate strategies utilized interest rate swaps and futures to more efficiently execute the portfolio’s

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 8/4/87)

Capital World Bond Fund (Class F-2 shares)[1]	–17.20%	–1.51%	–0.25%	5.25%
Capital World Bond Fund (Class A shares)	–17.51	–1.84	–0.57	4.96
Bloomberg Global Aggregate Index[2]	–16.25	–1.66	–0.44	4.94
Lipper Global Income Funds Average[3]	–13.50	–0.79	0.31	5.12

Past results are not predictive of results in future periods.

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Bloomberg source: Bloomberg Index Services Ltd. The Bloomberg Global Aggregate Index began on December 31, 1989. For the period of August 4, 1987, to December 31, 1989, the FTSE World Government Bond Index was used. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. FTSE data: © 2023 FTSE Index LLC. All rights reserved.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

Capital World Bond Fund	1

positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The fund’s 12-month return fell short of the Lipper Global Income Funds Average, a peer group measure, which fell by 13.50% over the period. As a Lipper category, global income includes a broad spectrum of funds, such as those with substantial investments in U.S. high-yield (rated BB/Ba and below) bonds, for example, which benefited from their stronger results relative to global sovereign and currency returns over the period.

United States

U.S. fixed income markets fell across the board in 2022. A combination of persistently high inflation, aggressive rate hikes, supply constraints and Russia’s invasion of Ukraine weighed on markets, resulting in an annual return of –13.01% for the Bloomberg U.S. Aggregate Index.1 The Fed hiked its benchmark interest rate by 425 basis points (bps) over seven monetary policy meetings to counter the highest inflation since the 1980s. Its target rate range of 4.25%–4.50% following its December meeting was the highest since 2007.

Within corporate markets, investment-grade bonds fared worse than their high-yield counterparts, which were protected to a degree by their shorter duration in the rising rate environment. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76% while the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index3 returned –11.18%. Investment-grade and high-yield spreads widened by 38 bps and 186 bps, respectively, but remained well below 2020’s COVID-19 peaks. Despite a challenging macro environment for corporates, 2022 had a record level of upgrades to investment-grade status compared to downgrades. Issuance fell across both markets, with high-yield volume dipping to levels not seen since 2008.

Exposure to the U.S. bond market at year-end was higher than that of its benchmark. The fund’s exposure to the U.S. dollar varied above and below that of the benchmark but on average was a slightly below-benchmark weight over the 12-month period. The fund maintained its below-benchmark weight to mortgage-backed securities (MBS), a position that was among the top contributors to relative performance as the Fed continued its program to reduce its balance sheet, which weighed on Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association (GNMA) securities. With slight out-of-index exposure to high-yield corporates and a below-benchmark allocation to investment-grade, corporate positioning was mixed for returns for the year.

Europe

Returns for European bond markets were negative in 2022 as central banks raised rates in response to skyrocketing inflation, fueled in part by high energy prices due to the Russia-Ukraine war. An end-of-year bond market rally helped offset some losses, but concerns remained that central banks will be forced to lift rates further amid labor shortages and persistent inflation. Overall, the Bloomberg Euro Global Aggregate Index4 was down 22.27% in 2022.

Lower inflation in the U.S., U.K. and European Union allowed central banks to end their runs of 0.75 percentage point increases. The ECB and the Bank of England lifted their benchmark interest rates by half of a percentage point, in line with rate-setters in the U.S. The ECB’s decision brought interest rates to 2% and represented a slowdown in the pace of tightening from the 75 basis points increases in two prior meetings. The ECB also plans to begin shrinking its balance sheet by €15 billion per month on average from March 2023 until the end of the second-quarter of 2023. ECB President Christine Lagarde noted that rate increases will continue, and investors have priced in a peak deposit rate of 3.3% from 2.75% prior to the meeting. The 10-year German bund yield, a proxy for borrowing costs across the eurozone, rose 275 bps during the year to settle at 2.57%. The yield on the U.K’s 10-year bond jumped 270 bps to end the year at 3.67%.

European bond issuance slowed in 2022, with investment grade down €26 billion to €461 billion, while high-yield bond issuance slid 69% to €52.8 billion. The amount of corporate bonds issued in the U.K. also fell. However, many companies borrowed heavily when interest rates were low and currently do not have imminent maturities. Yields on longer dated government bonds in the U.S. and Germany have dipped below shorter dated notes. A so-called yield curve inversion that indicates an economic downturn is on the horizon for both regions. The euro and British pound sterling declined 5.85% and 10.71%, respectively, against the U.S. dollar as central banks lifted rates.

As of December 31, 2022, European currency exposure accounted for 27.8% of the fund’s portfolio before currency hedging, of which 24.6% was bond exposure. Portfolio managers trimmed exposure to holdings in Romania and Serbia which saw spreads tightening in the second half of the year. The managers remained cautious on corporates and emerging markets credits. The managers gradually increased duration in the euro area through the year.

Other developed markets

The Bank of Japan (BOJ) intervened in the foreign exchange market in September for the first time in more than 20 years in an effort to stop the yen’s decline against the dollar. The currency slid to a 32-year low in October. It rebounded when the BOJ surprised markets in December by raising the cap on the benchmark 10-year government bond yield to 0.5% from 0.25%. Some market participants viewed this as a pivot away from ultra-loose monetary policy, which BOJ Governor Haruhiko Kuroda denied. Core inflation, which excludes volatile fresh food prices, reached a 41-year high in November.

2	Capital World Bond Fund

The economy recovered its pre-pandemic size in the second quarter as gross domestic product (GDP) grew an annualized 3.5%. A rise in private consumption as COVID-19 restrictions eased in March helped drive growth. Yet weakness among Japan’s trade partners still weighed on the economy. In October, the BOJ trimmed its median forecast for fiscal 2022 GDP growth to 2.0% from 2.4%.

Australian fixed income markets fell as labor shortages and climbing inflation weighed on the economy. Inflation hit the highest levels since 1990, accelerating to an annualized 7.3% in the third quarter. Ahead of the country’s May general election, the government introduced relief measures to ease the pain of inflation, including a reduction in its gasoline tax. The Reserve Bank of Australia raised its key interest rate for most of the year, reaching a 10-year high of 3.1% in the fourth quarter. Anthony Albanese was elected as the country’s new prime minister in May, breaking nine years of conservative leadership. The Australian dollar fell 7% against the U.S. dollar.

Managers continue to favor the Japanese yen given attractive valuations and supportive policies from the Bank of Japan and have recently pared back the below-benchmark duration exposure to the bond market there. Exposure has been modest to Asian currencies through the year — which was helpful until October. Since then, those currencies had strong results into year-end, weighing on relative results, as market expectations for the Chinese economy improved.

Developing markets

Emerging markets bonds experienced a challenging 2022, with rising interest rates and inflation, the war in Europe, China’s zero-COVID policy, and global supply constraints. As such, both hard and local currency markets declined, with local markets hindered further by emerging market currency weakness. The JPMorgan EMBI Global Diversified5 (hard currency) returned –17.78% and the JPMorgan GBI EM Global Diversified6 (local currency) returned –11.69% in U.S. dollar terms.

The majority of hard currency markets posted negative returns. While underlying assets of local markets held up better, weakening currencies deteriorated their position in U.S. dollar terms. European issuers fared worst in both hard and local markets, having been hit particularly hard by Russia’s invasion of Ukraine earlier in the year. Fundamentals have been also weakening for the region, owing to inflationary pressures and the political outlook.

The portfolio reduced the overall exposure to emerging markets. Within emerging markets, managers have a slight preference for hard currency emerging markets debt. The portfolio is slightly below-benchmark to local currency emerging markets debt, mainly expressed through a below-benchmark weight to Chinese government bonds. While the rollback of zero-COVID is viewed as a positive, managers remain concerned about growth prospects as the government pivots to a “common prosperity” focus. Continued weakness in the renminbi is also a concern if policy rates remain low relative to the United States and much of the eurozone.

Looking ahead

The portfolio remains cautiously positioned, as a combination of rising interest rates, rising recession risks, and ongoing geopolitical instability will likely contribute to more persistent near-term volatility.

Declining energy prices, specifically natural gas prices, should continue to put downward pressure on global inflation, especially in countries more heavily dependent on Russian natural gas. This may reduce the drag on global growth and could reduce the pressure on central banks to continue to aggressively hike interest rates to ease inflationary pressures.

Global recessionary risks remain despite inflation softening. Sticky inflation above central bank targets may lead to continued hiking of policy rates and a policy-driven recession. Alternatively, a lack of upside growth catalysts may give way to a “stagflation” scenario where we see no, or slow, growth paired with sticky inflation. This scenario could delay or prevent central banks from easing.

Though credit spreads have widened to reflect greater market uncertainty, the portfolio remains somewhat defensively positioned with below-benchmark exposure to investment-grade corporates and a modest off-benchmark position in high-yield corporates.

Thank you for your continued commitment to our risk-disciplined and long-term approach to global bond investing.

We look forward to reporting to you again in 12 months.

Cordially,

Thomas H. Høgh
President

February 9, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

[1]	Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[2]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[3]	Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Bloomberg Euro Global Aggregate Index is a flagship measure of global investment-grade debt from a multitude of local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
[5]	The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a uniquely weighted emerging market debt benchmark that tracks total returns for U.S. dollar-denominated bonds issued by emerging market sovereign and quasi-sovereign entities.
[6]	JP Morgan Government Bond Index – Emerging Markets Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure.

Capital World Bond Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown over the fund’s lifetime.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Investing for short periods makes losses more likely.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the FTSE World Government Bond Index are represented by the black line. FTSE World Government Bond Index is a comprehensive measure of the total return results of the government bond markets of more than 20 countries meeting certain market capitalization requirements. FTSE data: © 2023 FTSE Index LLC. All rights reserved.
[4]	Bloomberg source: Bloomberg Index Services Ltd. Bloomberg Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the FTSE World Government Bond Index results were used.
[5]	For the period of August 4, 1987, commencement of operations, through December 31, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2022)

	1 year	5 years	10 years

Class F-2 shares	–17.20%	–1.51%	–0.25%
Class A shares*	–20.62	–2.59	–0.95

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.60% for Class F-2 shares and 0.97% for Class A shares as of the prospectus dated March 1, 2023 (unaudited). Expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	Capital World Bond Fund

Investment portfolio December 31, 2022

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.			Percent of net assets
Eurozone*:
Germany	2.79%
Spain	2.11
France	2.10
Italy	1.97
Greece	.92
Austria	.67
Ireland	.28
Finland	.24
Belgium	.16
Portugal	.11
Lithuania	.03
Estonia	.01
Luxembourg	—	†	11.39%
Japan			6.26
China			3.81
United Kingdom			3.16
Canada			3.09
Australia			1.87
Mexico			1.47
Other			9.11
			40.16%
*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
†	Amount less than .01%

Bonds, notes & other debt instruments 93.51%	Principal amount (000)		Value (000)
Euros 18.28%
AbbVie, Inc. 1.25% 11/18/2031	EUR	3,520	$3,138
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]		23,220	19,344
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]		13,900	14,797
Altria Group, Inc. 2.20% 6/15/2027		8,550	8,241
American Medical Systems Europe BV 1.375% 3/8/2028		940	890
American Tower Corp. 0.45% 1/15/2027		2,095	1,926
American Tower Corp. 0.875% 5/21/2029		1,420	1,214
Anheuser-Busch InBev NV 1.125% 7/1/2027		3,275	3,179
Anheuser-Busch InBev NV 2.875% 4/2/2032		805	800
AT&T, Inc. 1.60% 5/19/2028		2,290	2,180
AT&T, Inc. 2.05% 5/19/2032		6,250	5,629
Austria (Republic of) 0% 2/20/2031		45,322	37,997
Austria (Republic of) 0.90% 2/20/2032		29,485	26,105
Austria (Republic of) 0.70% 4/20/2071		290	139

Capital World Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
AXA SA 4.25% 3/10/2043 (3-month EUR-EURIBOR + 3.60% on 3/10/2033)[1]	EUR	3,000	$2,937
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		3,600	3,626
Bank of America Corp. 0.58% 8/8/2029 (3-month EUR-EURIBOR + 0.73% on 8/8/2028)[1,2]		3,140	2,732
Bayer Capital Corp. BV 1.50% 6/26/2026		1,600	1,592
Belgium (Kingdom of), Series 72, 2.60% 6/22/2024		4,510	4,818
Belgium (Kingdom of), Series 89, 0.10% 6/22/2030		2,510	2,182
Belgium (Kingdom of), Series 94, 0.35% 6/22/2032		7,560	6,270
Belgium (Kingdom of), Series 88, 1.70% 6/22/2050		765	580
Belgium (Kingdom of), Series 95, 1.40% 6/22/2053		1,890	1,286
BMW Finance NV 1.50% 2/6/2029		1,000	951
British American Tobacco International Finance PLC 2.75% 3/25/2025		8,000	8,389
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		4,000	3,346
Buzzi Unicem SpA 2.125% 4/28/2023		2,000	2,136
Caisse d’Amortissement de la Dette Sociale 0.60% 11/25/2029		2,700	2,428
CaixaBank, SA 1.375% 6/19/2026		9,800	9,518
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		16,200	15,829
Celanese US Holdings, LLC 4.777% 7/19/2026		3,020	3,084
Celanese US Holdings, LLC 0.625% 9/10/2028		1,500	1,172
Chubb, Ltd. 1.55% 3/15/2028		1,040	985
Comcast Corp. 0% 9/14/2026		7,770	7,273
Comcast Corp. 0.25% 5/20/2027		6,700	6,186
Comcast Corp. 0.25% 9/14/2029		8,195	6,983
Comcast Corp. 1.25% 2/20/2040		1,300	943
Crédit Agricole SA 0.50% 6/24/2024		900	925
Credit Suisse Group AG 0.65% 1/14/2028 (1-year EUR Mid-Swap + 0.77% on 1/12/2027)[1]		3,340	2,680
Daimler Truck International Finance BV 1.625% 4/6/2027		5,000	4,855
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		4,400	4,179
DH Europe Finance II SARL 0.45% 3/18/2028		1,957	1,790
Dow Chemical Co. 1.875% 3/15/2040		1,000	712
E.ON SE 1.625% 3/29/2031		5,260	4,744
EDP - Energias de Portugal, SA, junior subordinated, 1.875% 8/2/2081 (5-year EUR-ICE Swap EURIBOR + 2.38% on 8/2/2026)[1]		4,000	3,682
Egypt (Arab Republic of) 4.75% 4/16/2026		680	607
Egypt (Arab Republic of) 5.625% 4/16/2030		504	376
Enel Finance International SA 1.00% 9/16/2024		4,000	4,126
Equinix, Inc. 0.25% 3/15/2027		2,820	2,615
Equinix, Inc. 1.00% 3/15/2033		5,000	3,905
Equinor ASA 1.375% 5/22/2032		1,041	925
Estonia (Republic of) 4.00% 10/12/2032		1,010	1,110
European Financial Stability Facility 0.40% 2/17/2025		26,000	26,368
European Investment Bank 0% 6/17/2027		7,240	6,799
European Investment Bank 0% 9/28/2028		5,220	4,715
European Investment Bank 0% 1/14/2031		2,020	1,696
European Investment Bank 0.25% 1/20/2032		39,400	32,850
European Investment Bank 1.50% 6/15/2032		6,160	5,740
European Union 0% 11/4/2025		350	346
European Union 0% 3/4/2026		3,590	3,508
European Union 0% 7/6/2026		12,700	12,266
European Union 0.25% 10/22/2026		4,945	4,788
European Union 0% 6/2/2028		19,680	17,949
European Union 0% 10/4/2028		800	722
European Union 0% 7/4/2031		4,680	3,878
European Union 0% 7/4/2035		1,355	978
European Union 0.20% 6/4/2036		11,650	8,391
Finland (Republic of) 0.125% 9/15/2031		3,000	2,516
Finland (Republic of) 1.50% 9/15/2032		21,710	20,261
French Republic O.A.T. 0% 2/25/2024		6,360	6,595
French Republic O.A.T. 0.50% 5/25/2025		4,860	4,932
French Republic O.A.T. 0% 2/25/2027		5,110	4,887
French Republic O.A.T. 1.00% 5/25/2027		620	615
French Republic O.A.T. 0.75% 2/25/2028		28,150	27,190
French Republic O.A.T. 0% 11/25/2030		75,900	64,882
French Republic O.A.T. 0% 11/25/2031		9,730	8,048

6	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
French Republic O.A.T. 2.00% 11/25/2032	EUR	26,675	$26,059
French Republic O.A.T. 1.25% 5/25/2034		8,560	7,498
French Republic O.A.T. 0.50% 5/25/2040		24,900	16,923
French Republic O.A.T. 0.50% 6/25/2044		1,370	856
French Republic O.A.T. 2.00% 5/25/2048		1,340	1,123
French Republic O.A.T. 0.75% 5/25/2052		47,480	27,352
French Republic O.A.T. 1.75% 5/25/2066		320	235
General Electric Co. 4.125% 9/19/2035[2]		1,000	1,064
Germany (Federal Republic of) 0% 10/18/2024		2,190	2,241
Germany (Federal Republic of) 0% 4/11/2025		12,485	12,627
Germany (Federal Republic of) 0% 10/9/2026		1,500	1,462
Germany (Federal Republic of) 0.25% 2/15/2027		10,285	10,069
Germany (Federal Republic of) 0% 4/16/2027		5	5
Germany (Federal Republic of) 0% 8/15/2030		70,340	62,690
Germany (Federal Republic of) 0% 8/15/2030		3,026	2,698
Germany (Federal Republic of) 1.70% 8/15/2032		89,325	89,167
Germany (Federal Republic of) 1.00% 5/15/2038		38,000	32,558
Germany (Federal Republic of) 2.50% 7/4/2044		2,990	3,202
Germany (Federal Republic of) 1.25% 8/15/2048		2,170	1,809
Germany (Federal Republic of) 0% 8/15/2050		26,940	15,102
Germany (Federal Republic of) 0% 8/15/2050		260	146
Germany (Federal Republic of) 0% 8/15/2052		17,530	9,399
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		22,674	17,527
Greece (Hellenic Republic of) 3.375% 2/15/2025		45,810	49,040
Greece (Hellenic Republic of) 2.00% 4/22/2027		13,760	13,809
Greece (Hellenic Republic of) 1.75% 6/18/2032		29,790	25,183
Groupe BPCE SA 0.875% 1/31/2024		700	730
Groupe BPCE SA 1.00% 4/1/2025		10,900	10,995
Holding d’Infrastructures de Transport SAS 1.475% 1/18/2031		1,100	921
Honeywell International, Inc. 0.75% 3/10/2032		2,530	2,095
Iberdrola, SA 1.875% junior subordinated perpetual bonds (5-year EUR Annual (vs. 6-month EURIBOR) + 1.592% on 5/22/2023)[1]		1,600	1,703
Ireland (Republic of) 0.90% 5/15/2028		30	29
Ireland (Republic of) 0.20% 10/18/2030		10,410	9,057
Ireland (Republic of) 0% 10/18/2031		21,790	18,051
Israel (State of) 2.875% 1/29/2024		7,700	8,209
Israel (State of) 1.50% 1/18/2027		4,275	4,255
Israel (State of) 1.50% 1/16/2029		3,875	3,732
Italy (Republic of) 0% 1/30/2024		5,800	6,011
Italy (Republic of) 0.85% 1/15/2027		12,395	11,879
Italy (Republic of) 0.25% 3/15/2028		15,780	13,964
Italy (Republic of) 2.80% 12/1/2028		28,044	28,150
Italy (Republic of) 1.35% 4/1/2030		690	607
Italy (Republic of) 1.65% 12/1/2030		10,580	9,310
Italy (Republic of) 0.95% 12/1/2031		2,400	1,918
Italy (Republic of) 2.50% 12/1/2032		64,010	57,371
Italy (Republic of) 1.45% 3/1/2036		17,730	13,070
Italy (Republic of) 1.80% 3/1/2041		2,840	1,974
Italy (Republic of) 2.15% 9/1/2052		2,770	1,800
Italy Buoni Poliennali Del Tesoro 0.90% 4/1/2031		50,620	41,390
KfW 0.125% 6/30/2025		4,585	4,586
KfW 0% 12/15/2027		11,710	10,830
Lithuania (Republic of) 4.125% 4/25/2028		2,450	2,694
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		12,400	12,770
Luxembourg (Grand Duchy of) 0% 9/14/2032		271	218
Marsh & McLennan Companies, Inc. 1.349% 9/21/2026		390	379
Marsh & McLennan Companies, Inc. 1.979% 3/21/2030		1,000	919
Mastercard, Inc. 1.00% 2/22/2029		1,425	1,325
Medtronic Global Holdings SCA 1.125% 3/7/2027		4,820	4,691
Medtronic Global Holdings SCA 1.00% 7/2/2031		7,720	6,633
Medtronic Global Holdings SCA 1.375% 10/15/2040		1,095	765
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		4,740	4,839
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		12,730	12,111
Morocco (Kingdom of) 1.50% 11/27/2031		8,895	7,053
Netflix, Inc. 3.625% 5/15/2027		3,800	3,923
Netflix, Inc. 3.875% 11/15/2029[2]		3,800	3,813
Orange SA 2.00% 1/15/2029		400	393
Philip Morris International, Inc. 0.80% 8/1/2031		5,800	4,481

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Philippines (Republic of) 0.70% 2/3/2029	EUR	3,480	$3,089
Portuguese Republic 1.95% 6/15/2029		60	60
Portuguese Republic 0.475% 10/18/2030		9,770	8,467
Portuguese Republic 1.65% 7/16/2032		960	876
Portuguese Republic 1.15% 4/11/2042		830	569
Portuguese Republic 1.00% 4/12/2052		310	166
Public Storage 0.50% 9/9/2030		2,490	2,014
Quebec (Province of) 0.25% 5/5/2031		5,980	4,963
Quebec (Province of) 0.50% 1/25/2032		9,030	7,486
Raytheon Technologies Corp. 2.15% 5/18/2030		1,600	1,486
Romania 5.00% 9/27/2026		1,270	1,371
Romania 3.624% 5/26/2030		20,870	18,340
Romania 1.75% 7/13/2030		14,675	10,965
Russian Federation 2.875% 12/4/2025[3]		15,300	6,879
Russian Federation 2.875% 12/4/2025[3]		5,100	2,293
Santander Issuances, SA Unipersonal 3.25% 4/4/2026		7,200	7,481
Serbia (Republic of) 3.125% 5/15/2027		5,688	5,260
Serbia (Republic of) 3.125% 5/15/2027		611	565
Serbia (Republic of) 1.50% 6/26/2029		4,353	3,354
Serbia (Republic of) 2.05% 9/23/2036		11,570	7,015
Spain (Kingdom of) 0% 5/31/2024		2,800	2,881
Spain (Kingdom of) 2.75% 10/31/2024		17,030	18,184
Spain (Kingdom of) 0% 1/31/2027		14,425	13,639
Spain (Kingdom of) 0.80% 7/30/2027		83,500	80,741
Spain (Kingdom of) 1.40% 7/30/2028		2,075	2,025
Spain (Kingdom of) 1.45% 4/30/2029		10,215	9,861
Spain (Kingdom of) 0.50% 4/30/2030		2,560	2,251
Spain (Kingdom of) 1.25% 10/31/2030		2,762	2,540
Spain (Kingdom of) 0.10% 4/30/2031		515	422
Spain (Kingdom of) 0.50% 10/31/2031		31,534	26,293
Spain (Kingdom of) 0.70% 4/30/2032		41,085	34,281
Spain (Kingdom of) 1.85% 7/30/2035		260	227
Spain (Kingdom of) 1.00% 7/30/2042		690	453
Spain (Kingdom of) 3.45% 7/30/2043		580	577
Spain (Kingdom of) 2.70% 10/31/2048		4,700	4,115
Spain (Kingdom of) 1.00% 10/31/2050		1,000	560
Spain (Kingdom of) 1.90% 10/31/2052		2,340	1,611
Spain (Kingdom of) 1.45% 10/31/2071		200	101
State Grid Overseas Investment, Ltd. 1.375% 5/2/2025		2,050	2,053
State Grid Overseas Investment, Ltd. 2.125% 5/2/2030		800	708
Stellantis NV 4.50% 7/7/2028		1,500	1,611
Stellantis NV 0.75% 1/18/2029		3,000	2,573
Stellantis NV 1.25% 6/20/2033		17,865	13,475
Stryker Corp. 0.25% 12/3/2024		2,580	2,599
Stryker Corp. 0.75% 3/1/2029		5,230	4,679
Stryker Corp. 1.00% 12/3/2031		2,410	2,013
Sweden (Kingdom of) 0.125% 4/24/2023		3,000	3,190
Takeda Pharmaceutical Company, Ltd. 0.75% 7/9/2027		3,230	3,041
Thermo Fisher Scientific (Finance I) BV 0.80% 10/18/2030		913	794
Thermo Fisher Scientific (Finance I) BV 1.625% 10/18/2041		530	382
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		16,030	16,234
Tunisia (Republic of) 6.75% 10/31/2023		20,073	18,119
Tunisia (Republic of) 6.75% 10/31/2023		4,406	3,977
Tunisia (Republic of) 5.625% 2/17/2024		15,773	13,307
Tunisia (Republic of) 6.375% 7/15/2026		9,500	6,447
Ukraine 6.75% 6/20/2028		13,243	2,629
Ukraine 4.375% 1/27/2032		15,050	2,651
Ukraine 4.375% 1/27/2032		1,800	317
UniCredit SpA 4.875% 2/20/2029 (5-year EUR-ICE Swap EURIBOR + 4.739% on 2/20/2024)[1]		7,750	8,229
Veolia Environnement 1.59% 1/10/2028		1,900	1,839
Verizon Communications, Inc. 0.375% 3/22/2029		12,350	10,684
Verizon Communications, Inc. 1.25% 4/8/2030		6,000	5,287
Verizon Communications, Inc. 4.25% 10/31/2030		470	510
Verizon Communications, Inc. 0.75% 3/22/2032		6,025	4,827
Verizon Communications, Inc. 4.75% 10/31/2034		540	598
Visa, Inc. 1.50% 6/15/2026		3,090	3,109
Visa, Inc. 2.00% 6/15/2029		2,430	2,386

8	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Volkswagen Financial Services AG 1.375% 10/16/2023	EUR	5,480	$5,782
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		12,600	11,051
Wellcome Trust, Ltd. 1.125% 1/21/2027		3,000	2,955
Zurich Finance Ireland DAC, junior subordinated, 1.875% 9/17/2050 (3-month EUR-LIBOR + 2.95% on 9/17/2050)[1]		2,000	1,693
			1,741,674

Japanese yen 7.12%
Banco Santander, SA 0.568% 1/11/2023	JPY	600,000	4,571
Banque Federative du Credit Mutuel 0.443% 10/12/2023		100,000	761
Groupe BPCE SA 0.645% 7/12/2023		1,500,000	11,425
Hungary (Republic of) 0.52% 9/15/2023		200,000	1,522
Indonesia (Republic of) 0.92% 5/31/2023		100,000	763
Indonesia (Republic of) 1.13% 7/7/2023		1,100,000	8,403
Japan, Series 17, 0.10% 9/10/2023[4]		1,515,100	11,729
Japan, Series 18, 0.10% 3/10/2024[4]		2,664,180	20,757
Japan, Series 341, 0.30% 12/20/2025		1,567,450	12,026
Japan, Series 21, 0.10% 3/10/2026[4]		1,582,620	12,523
Japan, Series 346, 0.10% 3/20/2027		2,907,900	22,074
Japan, Series 347, 0.10% 6/20/2027		1,000,000	7,580
Japan, Series 23, 0.10% 3/10/2028[4]		7,439,197	58,866
Japan, Series 24, 0.10% 3/10/2029[4]		646,845	5,123
Japan, Series 26, 0.005% 3/10/2031[4]		2,491,332	19,733
Japan, Series 362, 0.10% 3/20/2031		4,272,600	31,497
Japan, Series 363, 0.10% 6/20/2031		850,000	6,260
Japan, Series 367, 0.20% 6/20/2032		9,112,050	67,985
Japan, Series 152, 1.20% 3/20/2035		10,223,300	81,562
Japan, Series 161, 0.60% 6/20/2037		2,535,250	18,329
Japan, Series 162, 0.60% 9/20/2037		10,420,000	75,020
Japan, Series 173, 0.40% 6/20/2040		462,750	3,082
Japan, Series 176, 0.50% 3/20/2041		741,900	4,970
Japan, Series 53, 0.60% 12/20/2046		971,800	6,158
Japan, Series 37, 0.60% 6/20/2050		5,218,850	31,434
Japan, Series 70, 0.70% 3/20/2051		2,521,150	15,470
Japan, Series 73, 0.70% 12/20/2051		7,338,050	44,794
Japan, Series 74, 1.00% 3/20/2052		3,853,400	25,449
Japan, Series 76, 1.40% 9/20/2052		1,910,000	13,928
Lloyds Banking Group PLC 0.65% 5/30/2023		400,000	3,046
Philippines (Republic of) 0.001% 4/12/2024		5,700,000	42,926
Société Générale 0.804% 10/12/2023		100,000	757
Tunisia (Republic of) 3.28% 8/9/2027		700,000	2,766
United Mexican States 0.60% 4/20/2023		700,000	5,337
			678,626

Chinese yuan renminbi 3.81%
China (People’s Republic of), Series INBK, 2.36% 7/2/2023	CNY	7,690	1,107
China (People’s Republic of), Series INBK, 2.26% 2/24/2025		7,680	1,100
China (People’s Republic of), Series INBK, 1.99% 4/9/2025		20,000	2,849
China (People’s Republic of), Series INBK, 2.69% 8/12/2026		121,000	17,438
China (People’s Republic of), Series INBK, 2.85% 6/4/2027		7,320	1,061
China (People’s Republic of), Series 1915, 3.13% 11/21/2029		75,090	11,035
China (People’s Republic of), Series INBK, 3.02% 5/27/2031		18,000	2,621
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		180,720	25,675
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		570,100	90,784
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		121,120	17,797
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		309,790	48,955
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		12,000	1,874
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		237,360	35,864
China (People’s Republic of), Series INBK, 3.32% 4/15/2052		3,790	557
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		258,050	37,453
China Development Bank Corp., Series 1904, 3.68% 2/26/2026		95,130	14,102
China Development Bank Corp., Series 1909, 3.50% 8/13/2026		48,800	7,216
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		57,380	8,436
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		232,310	36,621
			362,545

Capital World Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
British pounds 3.75%
Abertis Infraestructuras, SA 3.375% 11/27/2026	GBP	4,500	$4,932
Asian Development Bank 1.125% 6/10/2025		9,320	10,470
Comcast Corp. 1.50% 2/20/2029		600	597
Comcast Corp. 1.875% 2/20/2036		400	343
Fiserv, Inc. 2.25% 7/1/2025		150	169
HSBC Holdings PLC 3.00% 5/29/2030 (1-year EUR Annual (vs. 6-month GBP-LIBOR) + 1.77% on 5/29/2029)[1]		8,000	8,018
KfW 1.125% 7/4/2025		6,625	7,423
Lloyds Banking Group PLC 7.625% 4/22/2025		450	574
Nestlé Finance International, Ltd. 2.25% 11/30/2023		400	477
Quebec (Province of) 2.25% 9/15/2026		18,480	20,588
United Kingdom 0.125% 1/31/2023		3,700	4,464
United Kingdom 0.625% 6/7/2025		2,100	2,370
United Kingdom 0.125% 1/30/2026		9,370	10,217
United Kingdom 1.25% 7/22/2027		52,590	57,312
United Kingdom 4.25% 12/7/2027		9,590	11,904
United Kingdom 0.875% 10/22/2029		660	668
United Kingdom 0.375% 10/22/2030		26,030	24,599
United Kingdom 0.25% 7/31/2031		32,480	29,432
United Kingdom 1.00% 1/31/2032		70,490	67,493
United Kingdom 4.25% 6/7/2032		25,890	32,762
United Kingdom 0.625% 7/31/2035		1,708	1,391
United Kingdom 1.75% 9/7/2037		8,230	7,489
United Kingdom 3.25% 1/22/2044		10,110	10,839
United Kingdom 3.50% 1/22/2045		4,905	5,460
United Kingdom 0.875% 1/31/2046		1,830	1,173
United Kingdom 0.625% 10/22/2050		1,190	642
United Kingdom 1.25% 7/31/2051		45,224	29,567
United Kingdom 1.50% 7/31/2053		200	139
United Kingdom 1.625% 10/22/2054		590	422
United Kingdom 0.50% 10/22/2061		3,470	1,498
United Kingdom 1.125% 10/22/2073		1,900	1,006
Vodafone Group PLC 5.625% 12/4/2025		540	669
Volkswagen Financial Services NV 0.875% 2/20/2025		1,000	1,093
Volkswagen Group of America Finance, LLC 3.375% 11/16/2026		700	774
			356,974

Canadian dollars 2.75%
AT&T, Inc. 5.10% 11/25/2048		CAD400	263
Canada 0.75% 10/1/2024		115,050	80,295
Canada 2.25% 6/1/2025		92,350	65,836
Canada 3.50% 3/1/2028		129,139	95,876
Canada 4.00% 6/1/2041		1,725	1,385
Canada 3.50% 12/1/2045		2,970	2,253
Canada 2.75% 12/1/2048		22,100	14,759
Toronto-Dominion Bank 7.283% 10/31/2082 (5-year Canada Government Bond + 4.10% on 10/31/2027)[1]		1,256	899
Verizon Communications, Inc. 3.625% 5/16/2050		1,280	682
			262,248

Danish kroner 1.92%
Nordea Kredit 0.50% 10/1/2040[5]	DKK	100,773	11,271
Nykredit Realkredit AS, Series 01E, 2.00% 7/1/2037[5]		16,147	2,072
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]		471,201	52,666
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[5]		97,564	12,007
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]		735,283	80,151
Nykredit Realkredit AS, Series 01E, 2.50% 10/1/2047[5]		7,323	940
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[5]		52,966	5,623
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[5]		149,287	15,662
Realkredit Danmark AS 1.00% 10/1/2053[5]		20,052	2,106
			182,498

Australian dollars 1.87%
Australia (Commonwealth of), Series 139, 3.25% 4/21/2025	AUD	29,250	19,825
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028		21,890	14,103
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		98,900	61,008
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		126,305	83,276
			178,212

10	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mexican pesos 1.57%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	15,000	$665
Petróleos Mexicanos 7.19% 9/12/2024		340,342	16,199
United Mexican States, Series M20, 10.00% 12/5/2024		22,960	1,182
United Mexican States 4.50% 12/4/2025[4]		560,208	28,599
United Mexican States, Series M, 5.75% 3/5/2026		384,550	17,875
United Mexican States, Series M, 7.50% 6/3/2027		35,144	1,702
United Mexican States, Series M20, 8.50% 5/31/2029		136,880	6,837
United Mexican States, Series M, 7.75% 5/29/2031		561,882	26,705
United Mexican States, Series M, 7.75% 11/13/2042		46,806	2,098
United Mexican States, Series M, 8.00% 11/7/2047		101,421	4,645
United Mexican States, Series M, 8.00% 7/31/2053		934,110	42,751
			149,258

Colombian pesos 0.65%
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	52,550,400	8,222
Colombia (Republic of), Series B, 7.00% 3/26/2031		243,557,400	35,584
Colombia (Republic of), Series B, 7.00% 6/30/2032		643,700	91
Colombia (Republic of), Series B, 7.25% 10/18/2034		20,545,400	2,801
Colombia (Republic of), Series B, 9.25% 5/28/2042		10,708,000	1,601
Colombia (Republic of), Series B, 7.25% 10/26/2050		112,220,200	13,173
			61,472

Indonesian rupiah 0.48%
Indonesia (Republic of), Series 63, 5.625% 5/15/2023	IDR	191,100,000	12,300
Indonesia (Republic of), Series 81, 6.50% 6/15/2025		108,958,000	7,069
Indonesia (Republic of), Series 59, 7.00% 5/15/2027		18,459,000	1,217
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		23,973,000	1,526
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		175,983,000	12,184
Indonesia (Republic of), Series 91, 6.375% 4/15/2032		18,204,000	1,127
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		143,268,000	10,089
			45,512

South Korean won 0.37%
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	28,587,150	21,175
South Korea (Republic of), Series 3106, 2.00% 6/10/2031		21,008,450	14,486
			35,661

Chilean pesos 0.36%
Chile (Republic of) 4.00% 3/1/2023	CLP	19,310,000	22,509
Chile (Republic of) 4.70% 9/1/2030		9,460,000	10,762
Chile (Republic of) 5.00% 3/1/2035		610,000	713
			33,984

Brazilian reais 0.25%
Brazil (Federative Republic of) 10.00% 1/1/2025	BRL	30,868	5,593
Brazil (Federative Republic of) 0% 7/1/2025		59,423	8,375
Brazil (Federative Republic of) 6.00% 8/15/2026[4]		10,960	2,100
Brazil (Federative Republic of) 10.00% 1/1/2027		6,665	1,161
Brazil (Federative Republic of) 10.00% 1/1/2029		33,000	5,603
Brazil (Federative Republic of) 10.00% 1/1/2031		3,600	596
			23,428

South African rand 0.23%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	135,770	7,126
South Africa (Republic of), Series R-213, 7.00% 2/28/2031		34,971	1,662
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032		59,094	2,967
South Africa (Republic of), Series R-2037, 8.50% 1/31/2037		27,171	1,269
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		47,946	2,284
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		15,200	560
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		124,891	5,747
			21,615

Russian rubles 0.22%
Russian Federation 7.00% 1/25/2023[3,6]	RUB	85,315	393
Russian Federation 8.15% 2/3/2027[3,6]		188,225	868
Russian Federation 2.50% 2/2/2028[3,4]		34	—	[7]
Russian Federation 7.65% 4/10/2030[3]		3,700,170	16,055

Capital World Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Russian rubles (continued)
Russian Federation 6.90% 7/23/2031[3]	RUB	668,992	$2,903
Russian Federation 7.70% 3/23/2033[3]		102,563	445
Russian Federation 6.10% 7/18/2035[3]		95,606	415
			21,079

Dominican pesos 0.15%
Dominican Republic 8.90% 2/15/2023	DOP	833,350	14,787

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0313, 3.48% 3/15/2023	MYR	7,510	1,704
Malaysia (Federation of), Series 0116, 3.80% 8/17/2023		10,770	2,448
Malaysia (Federation of), Series 0120, 3.422% 9/30/2027		7,064	1,574
Malaysia (Federation of), Series 0415, 4.254% 5/31/2035		6,900	1,574
Malaysia (Federation of), Series 0317, 4.762% 4/7/2037		8,830	2,108
Malaysia (Federation of), Series 0219, 4.467% 9/15/2039		8,000	1,829
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		10,030	2,105
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041		1,281	290
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		2,081	432
			14,064

Polish zloty 0.13%
Poland (Republic of), Series 0727, 2.50% 7/25/2027	PLN	39,070	7,434
Poland (Republic of), Series 1029, 2.75% 10/25/2029		26,990	4,843
			12,277

Ukrainian hryvnia 0.11%
Ukraine 15.97% 4/19/2023[6]	UAH	306,105	6,219
Ukraine 10.00% 8/23/2023		17,650	286
Ukraine 16.00% 9/27/2023[6]		34,420	559
Ukraine 15.84% 2/26/2025		201,785	3,385
Ukraine 15.84% 2/26/2025[3]		9,100	153
			10,602

Thai baht 0.10%
Thailand (Kingdom of) 3.625% 6/16/2023	THB	40,957	1,196
Thailand (Kingdom of) 2.125% 12/17/2026		111,000	3,251
Thailand (Kingdom of) 1.00% 6/17/2027		44,686	1,240
Thailand (Kingdom of) 3.65% 6/20/2031		108,200	3,410
Thailand (Kingdom of) 3.30% 6/17/2038		10,430	306
Thailand (Kingdom of) 2.00% 6/17/2042		12,988	303
			9,706

Indian rupees 0.10%
HDFC Bank, Ltd. 7.95% 9/21/2026	INR	200,000	2,445
India (Republic of) 5.15% 11/9/2025		624,800	7,173
			9,618

Czech korunas 0.07%
Czech Republic 0.45% 10/25/2023	CZK	39,840	1,680
Czech Republic 2.40% 9/17/2025		128,310	5,274
			6,954

Israeli shekels 0.05%
Israel (State of) 0.15% 7/31/2023	ILS	4,755	1,326
Israel (State of) 3.75% 3/31/2024		6,465	1,840
Israel (State of) 0.50% 4/30/2025		7,001	1,849
			5,015

Hungarian forints 0.04%
Hungary (Republic of), Series C, 1.50% 8/23/2023	HUF	1,046,820	2,624
Hungary (Republic of), Series A, 6.75% 10/22/2028		426,050	994
			3,618

12	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Peruvian nuevos soles 0.03%
Peru (Republic of) 5.94% 2/12/2029	PEN	7,717	$1,864
Peru (Republic of) 5.40% 8/12/2034		4,409	930
Peru (Republic of) 6.90% 8/12/2037		907	214
Peru (Republic of) 6.85% 2/12/2042		929	216
			3,224

Romanian leu 0.03%
Romania 4.75% 2/24/2025	RON	11,740	2,436

Norwegian kroner 0.02%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	18,660	1,747

New Zealand dollars 0.01%
New Zealand 2.00% 5/15/2032	NZD	1,350	697

U.S. dollars 48.89%
1375209 BC, Ltd. 9.00% 1/30/2028[8]	USD	335	328
7-Eleven, Inc. 1.30% 2/10/2028[8]		361	300
7-Eleven, Inc. 1.80% 2/10/2031[8]		6,811	5,217
AbbVie, Inc. 3.20% 11/21/2029		1,004	907
Abu Dhabi (Emirate of) 0.75% 9/2/2023[8]		18,355	17,811
Abu Dhabi (Emirate of) 3.875% 4/16/2050		5,500	4,680
Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 1/12/2023[8]		580	579
Adobe, Inc. 2.15% 2/1/2027		6,134	5,592
Advisor Group Holdings, LLC 6.25% 3/1/2028[8]		1,830	1,685
Aeropuerto International de Tocume SA 5.125% 8/11/2061[8]		4,875	4,007
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[8]		675	670
AG Merger Sub II, Inc. 10.75% 8/1/2027[8]		1,278	1,296
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[8]		602	608
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,8]		7,600	7,746
Alabama Power Co. 3.00% 3/15/2052		7,280	4,840
Albertsons Companies, Inc. 4.625% 1/15/2027[8]		500	466
Albertsons Companies, Inc. 3.50% 3/15/2029[8]		2,185	1,838
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		507	405
Allegheny Technologies, Inc. 4.875% 10/1/2029		262	232
Allegheny Technologies, Inc. 5.125% 10/1/2031		323	286
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[8]		1,240	1,117
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[8]		565	465
Allied Universal Holdco, LLC 9.75% 7/15/2027[8]		590	515
Allied Universal Holdco, LLC 6.00% 6/1/2029[8]		320	233
Allstate Corp. 0.75% 12/15/2025		440	391
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,10]		650	489
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,8]		30	6
Altice France Holding SA 10.50% 5/15/2027[8]		665	509
Altice France SA 5.125% 7/15/2029[8]		390	293
Amazon.com, Inc. 4.60% 12/1/2025		4,539	4,533
Amazon.com, Inc. 3.30% 4/13/2027		1,404	1,335
Amazon.com, Inc. 3.45% 4/13/2029		1,045	978
Amazon.com, Inc. 4.70% 12/1/2032		798	792
Amazon.com, Inc. 3.875% 8/22/2037		375	334
American Express Co. 5.85% 11/5/2027		1,425	1,486
American Express Co. 4.05% 5/3/2029		3,590	3,426
American Honda Finance Corp. 3.55% 1/12/2024		1,000	987
American Honda Finance Corp. 1.30% 9/9/2026		1,000	884
American International Group, Inc. 4.80% 7/10/2045		500	451
American International Group, Inc. 4.375% 6/30/2050		1,773	1,509
American Tower Corp. 1.60% 4/15/2026		1,562	1,391
American Tower Corp. 1.45% 9/15/2026		300	262
American Tower Corp. 2.70% 4/15/2031		572	467
AmerisourceBergen Corp. 2.70% 3/15/2031		3,838	3,195
Amgen, Inc. 1.90% 2/21/2025		3,077	2,889
Amgen, Inc. 2.20% 2/21/2027		2,359	2,120
Amgen, Inc. 3.00% 2/22/2029		75	67
Amgen, Inc. 4.05% 8/18/2029		2,275	2,131
Amgen, Inc. 2.00% 1/15/2032		397	311

Capital World Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Amgen, Inc. 4.20% 3/1/2033	USD	2,525	$2,344
Amgen, Inc. 4.875% 3/1/2053		1,409	1,257
AmWINS Group, Inc. 4.875% 6/30/2029[8]		1,455	1,236
Anglo American Capital PLC 2.25% 3/17/2028[8]		1,698	1,431
Anglo American Capital PLC 5.625% 4/1/2030[8]		3,850	3,831
Anglo American Capital PLC 2.875% 3/17/2031[8]		1,100	901
Angola (Republic of) 9.50% 11/12/2025		10,050	10,367
Angola (Republic of) 8.25% 5/9/2028		600	549
Angola (Republic of) 8.00% 11/26/2029		4,368	3,845
Anheuser-Busch InBev NV 4.75% 1/23/2029		12,403	12,270
Anheuser-Busch InBev NV 5.55% 1/23/2049		1,767	1,757
Anheuser-Busch InBev NV 4.50% 6/1/2050		3,400	2,992
Anthem, Inc. 4.10% 5/15/2032		1,478	1,379
Anthem, Inc. 4.55% 5/15/2052		657	574
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[8]		825	625
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[8]		380	278
Aon Corp. 2.60% 12/2/2031		1,750	1,433
Aon Corp. 5.00% 9/12/2032		2,000	1,984
Aon Corp. 3.90% 2/28/2052		500	388
Apple, Inc. 3.35% 8/8/2032		3,000	2,732
Apple, Inc. 2.375% 2/8/2041		1,625	1,155
Apple, Inc. 2.70% 8/5/2051		1,450	963
Ardagh Group SA 6.50% Cash 6/30/2027[8,11]		577	403
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[8]		215	211
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[8]		745	616
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		25,846	7,035
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		12,463	3,192
Asbury Automotive Group, Inc. 5.00% 2/15/2032[8]		350	288
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[9,10]		515	453
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[8]		1,025	996
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[8]		592	581
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[8]		220	196
Ashtead Capital, Inc. 5.50% 8/11/2032[8]		400	384
Asian Development Bank 4.125% 9/27/2024		1,025	1,015
Asian Development Bank 3.875% 9/28/2032		237	233
AssuredPartners, Inc. 7.00% 8/15/2025[8]		470	455
AssuredPartners, Inc. 8.00% 5/15/2027[8]		486	466
AssuredPartners, Inc. 5.625% 1/15/2029[8]		1,420	1,171
AstraZeneca Finance, LLC 1.75% 5/28/2028		4,864	4,184
AstraZeneca Finance, LLC 2.25% 5/28/2031		7,178	5,989
AstraZeneca PLC 4.00% 1/17/2029		1,000	962
AstraZeneca PLC 1.375% 8/6/2030		360	285
AT&T, Inc. 2.30% 6/1/2027		1,625	1,448
AT&T, Inc. 1.65% 2/1/2028		4,206	3,559
AT&T, Inc. 2.75% 6/1/2031		10,851	9,020
AT&T, Inc. 2.25% 2/1/2032		5,900	4,640
AT&T, Inc. 2.55% 12/1/2033		800	617
AT&T, Inc. 3.50% 9/15/2053		1,347	915
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[9,10]		1,800	1,747
Australia & New Zealand Banking Group, Ltd. 5.088% 12/8/2025		2,059	2,070
Australia & New Zealand Banking Group, Ltd. 6.742% 12/8/2032[8]		2,942	2,980
Avantor Funding, Inc. 4.625% 7/15/2028[8]		1,050	956
Avantor Funding, Inc. 3.875% 11/1/2029[8]		630	530
Axiata SPV2 Bhd. 2.163% 8/19/2030		451	365
B&G Foods, Inc. 5.25% 4/1/2025		410	360
B&G Foods, Inc. 5.25% 9/15/2027		1,180	907
Bahrain (Kingdom of) 6.125% 8/1/2023		1,000	1,001
Baker Hughes Co. 4.486% 5/1/2030		2,288	2,186
Ball Corp. 6.875% 3/15/2028		665	684
Banco Santander, SA 5.147% 8/18/2025		7,000	6,930
Bangkok Bank PCL 4.05% 3/19/2024		1,210	1,193
Bangkok Bank PCL 4.45% 9/19/2028		470	449
Bangkok Bank PCL 9.025% 3/15/2029		980	1,087
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1]		9,080	7,607
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1,8]		290	243
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[1]		15,500	13,971

14	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	USD	13,616	$11,946
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[1]		8,240	6,715
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		6,083	4,682
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		2,712	2,583
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,8]		350	347
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		14,450	14,356
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		8,500	8,246
Bath & Body Works, Inc. 6.625% 10/1/2030[8]		565	531
Bath & Body Works, Inc. 6.875% 11/1/2035		753	671
Bausch Health Americas, Inc. 9.25% 4/1/2026[8]		1,642	1,152
Bausch Health Companies, Inc. 9.00% 12/15/2025[8]		175	138
Bausch Health Companies, Inc. 5.75% 8/15/2027[8]		525	358
Bausch Health Companies, Inc. 7.25% 5/30/2029[8]		700	339
Bausch Health Companies, Inc. 14.00% 10/15/2030[8]		1,000	599
Bausch Health Companies, Inc. 5.25% 2/15/2031[8]		1,125	547
Baxter International, Inc. 2.539% 2/1/2032		4,989	3,976
Bayer US Finance II, LLC 3.875% 12/15/2023[8]		5,690	5,610
Bayer US Finance II, LLC 4.25% 12/15/2025[8]		557	540
Bayerische Motoren Werke AG 3.80% 4/6/2023[8]		2,028	2,023
Bayerische Motoren Werke AG 3.15% 4/18/2024[8]		2,555	2,493
Bayerische Motoren Werke AG 3.90% 4/9/2025[8]		5,000	4,896
Bayerische Motoren Werke AG 4.15% 4/9/2030[8]		5,000	4,759
Bayerische Motoren Werke AG 2.55% 4/1/2031[8]		737	610
Becton, Dickinson and Company 2.823% 5/20/2030		1,950	1,678
Becton, Dickinson and Company 4.298% 8/22/2032		2,200	2,066
Berkshire Hathaway Energy Company 2.85% 5/15/2051		2,062	1,360
Berkshire Hathaway Finance Corp. 4.25% 1/15/2049		1,225	1,097
Berkshire Hathaway, Inc. 2.30% 3/15/2027		1,340	1,239
Berkshire Hathaway, Inc. 2.875% 3/15/2032		532	462
Berkshire Hathaway, Inc. 3.85% 3/15/2052		770	618
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[8]		815	713
Blackstone Holdings Finance Co., LLC 5.90% 11/3/2027[8]		2,435	2,457
Blackstone Holdings Finance Co., LLC 6.20% 4/22/2033[8]		695	703
Blue Racer Midstream, LLC 7.625% 12/15/2025[8]		890	884
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[1]		526	504
BMC Software, Inc. 9.125% 3/1/2026[8]		1,000	945
BMW Finance NV 2.40% 8/14/2024[8]		3,000	2,876
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,8]		1,200	980
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,8]		10,500	8,235
Boeing Company 4.875% 5/1/2025		2,337	2,321
Boeing Company 2.75% 2/1/2026		8,976	8,328
Boeing Company 2.196% 2/4/2026		250	227
Boeing Company 2.70% 2/1/2027		2,020	1,826
Boeing Company 5.04% 5/1/2027		1,099	1,089
Boeing Company 5.15% 5/1/2030		2,977	2,912
Boeing Company 3.625% 2/1/2031		2,932	2,576
Boeing Company 5.705% 5/1/2040		1,250	1,197
Boeing Company 5.805% 5/1/2050		1,713	1,597
Bombardier, Inc. 7.125% 6/15/2026[8]		370	360
Bombardier, Inc. 7.875% 4/15/2027[8]		828	805
Bombardier, Inc. 6.00% 2/15/2028[8]		510	472
Bombardier, Inc. 7.45% 5/1/2034[8]		1,340	1,347
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[8]		330	293
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[8]		890	785
Boston Scientific Corp. 3.45% 3/1/2024		1,217	1,195
Boston Scientific Corp. 2.65% 6/1/2030		1,151	986
Boston Scientific Corp. 4.70% 3/1/2049		119	107
Boyd Gaming Corp. 4.75% 12/1/2027		805	751
Boyd Gaming Corp. 4.75% 6/15/2031[8]		260	227
Boyne USA, Inc. 4.75% 5/15/2029[8]		1,025	908
BP Capital Markets America, Inc. 2.721% 1/12/2032		3,280	2,743
Braskem Netherlands Finance BV 4.50% 1/31/2030[8]		4,050	3,454
Bristol-Myers Squibb Company 1.45% 11/13/2030		649	515
British American Tobacco PLC 3.215% 9/6/2026		2	2

Capital World Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
British American Tobacco PLC 4.70% 4/2/2027	USD	775	$744
British American Tobacco PLC 3.557% 8/15/2027		3,450	3,157
British American Tobacco PLC 3.462% 9/6/2029		5,900	5,084
Broadcom Corp. 3.875% 1/15/2027		1,667	1,579
Broadcom, Inc. 4.00% 4/15/2029[8]		5,613	5,111
Broadcom, Inc. 4.75% 4/15/2029		1,950	1,862
Broadcom, Inc. 3.419% 4/15/2033[8]		5,750	4,626
Broadcom, Inc. 3.469% 4/15/2034[8]		983	787
BroadStreet Partners, Inc. 5.875% 4/15/2029[8]		1,000	852
BWX Technologies, Inc. 4.125% 4/15/2029[8]		685	601
Caesars Entertainment, Inc. 6.25% 7/1/2025[8]		250	243
Caesars Entertainment, Inc. 8.125% 7/1/2027[8]		350	345
Caesars Entertainment, Inc. 4.625% 10/15/2029[8]		445	363
Caesars Resort Collection, LLC 5.75% 7/1/2025[8]		1,040	1,020
California Resources Corp. 7.125% 2/1/2026[8]		820	789
Callon Petroleum Co. 7.50% 6/15/2030[8]		225	206
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		5,473	5,163
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		10,338	8,736
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,408	1,257
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		1,307	1,086
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		5,202	3,944
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		16,770	11,352
CAN-PACK SA 3.875% 11/15/2029[8]		255	201
Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]		525	509
Carnival Corp. 6.00% 5/1/2029[8]		725	484
Carrier Global Corp. 2.493% 2/15/2027		167	151
Carrier Global Corp. 2.722% 2/15/2030		103	87
Carrier Global Corp. 3.377% 4/5/2040		989	754
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[8]		470	438
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[8]		115	91
CCO Holdings, LLC 4.75% 3/1/2030[8]		495	428
CCO Holdings, LLC 4.50% 8/15/2030[8]		488	404
CCO Holdings, LLC 4.25% 2/1/2031[8]		795	640
CCO Holdings, LLC 4.50% 5/1/2032		10	8
CCO Holdings, LLC 4.50% 6/1/2033[8]		850	654
CCO Holdings, LLC 4.25% 1/15/2034[8]		475	352
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[8]		800	747
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		3,800	2,967
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[8]		905	813
CDK Global, Inc. 7.25% 6/15/2029[8]		525	514
Cedar Fair, LP 5.50% 5/1/2025[8]		770	763
Celanese US Holdings, LLC 6.379% 7/15/2032		879	838
Centene Corp. 4.625% 12/15/2029		1,885	1,727
Centene Corp. 2.50% 3/1/2031		615	482
Centerfield Media Parent, Inc. 6.625% 8/1/2026[8]		420	269
CenterPoint Energy, Inc. 3.60% 3/1/2052		1,295	1,002
Central Garden & Pet Co. 4.125% 10/15/2030		725	597
Central Garden & Pet Co. 4.125% 4/30/2031[8]		185	153
Charles River Laboratories International, Inc. 4.25% 5/1/2028[8]		430	397
Charles River Laboratories International, Inc. 4.00% 3/15/2031[8]		500	433
Charles Schwab Corp. 1.65% 3/11/2031		625	488
Charter Communications Operating, LLC 2.30% 2/1/2032		2,900	2,143
Charter Communications Operating, LLC 3.70% 4/1/2051		1,500	918
Cheniere Energy Partners, LP 4.50% 10/1/2029		810	730
Cheniere Energy Partners, LP 4.00% 3/1/2031		425	362
Cheniere Energy Partners, LP 3.25% 1/31/2032		509	405
Chesapeake Energy Corp. 5.875% 2/1/2029[8]		580	550
Chesapeake Energy Corp. 6.75% 4/15/2029[8]		230	224
Chevron Corp. 1.995% 5/11/2027		1,048	943
Chevron Corp. 2.236% 5/11/2030		4,252	3,654
Chevron USA, Inc. 1.018% 8/12/2027		3,856	3,313
Chile (Republic of) 2.75% 1/31/2027		200	184
Chile (Republic of) 4.34% 3/7/2042		715	607
Chile (Republic of) 4.00% 1/31/2052		335	260
Chubb INA Holdings, Inc. 2.85% 12/15/2051		324	216
Ciena Corp. 4.00% 1/31/2030[8]		500	441
Cigna Corp. 4.125% 11/15/2025		2,615	2,558
Cigna Corp. 2.375% 3/15/2031		245	201
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[1]		8,832	8,275

16	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	USD	18,865	$17,873
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		26,100	22,670
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[1]		2,520	2,124
CK Hutchison International (20), Ltd. 3.375% 5/8/2050		250	174
Clarivate Science Holdings Corp. 4.875% 7/1/2029[8]		625	532
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		175	167
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[8]		143	127
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[8]		818	723
CMB International Leasing Management, Ltd. 3.625% 7/3/2029		960	803
CNX Resources Corp. 7.25% 3/14/2027[8]		1,035	1,029
Coca-Cola Company 1.375% 3/15/2031		1,487	1,163
Coca-Cola Company 2.50% 3/15/2051		710	463
Coinbase Global, Inc. 3.375% 10/1/2028[8]		75	40
Colombia (Republic of) 8.00% 4/20/2033		290	291
Colombia (Republic of) 5.00% 6/15/2045		1,676	1,146
Colombia (Republic of) 5.20% 5/15/2049		664	455
Comcast Corp. 3.95% 10/15/2025		4,395	4,309
Comcast Corp. 2.65% 2/1/2030		1,260	1,093
Comcast Corp. 1.95% 1/15/2031		642	520
Comcast Corp. 1.50% 2/15/2031		5,500	4,296
Comcast Corp. 2.80% 1/15/2051		200	127
Commonwealth Bank of Australia 2.688% 3/11/2031[8]		17,875	13,813
CommScope Finance, LLC 8.25% 3/1/2027[8]		50	39
Compass Diversified Holdings 5.25% 4/15/2029[8]		1,865	1,598
Compass Diversified Holdings 5.00% 1/15/2032[8]		475	378
Comstock Resources, Inc. 6.75% 3/1/2029[8]		1,415	1,280
Comstock Resources, Inc. 5.875% 1/15/2030[8]		340	293
Conagra Brands, Inc. 5.40% 11/1/2048		2,583	2,400
ConocoPhillips 3.80% 3/15/2052		2,275	1,800
Constellation Brands, Inc. 4.35% 5/9/2027		1,305	1,273
Constellation Brands, Inc. 2.875% 5/1/2030		839	716
Constellation Brands, Inc. 2.25% 8/1/2031		1,859	1,481
Constellation Brands, Inc. 4.75% 5/9/2032		813	785
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[11]		2,729	1,615
Consumers Energy Co. 3.25% 8/15/2046		1,162	842
Consumers Energy Co. 3.10% 8/15/2050		185	129
Consumers Energy Co. 2.65% 8/15/2052		301	191
Continental Resources, Inc. 5.75% 1/15/2031[8]		260	243
Continental Resources, Inc. 2.875% 4/1/2032[8]		2,487	1,846
Corebridge Financial, Inc. 3.50% 4/4/2025[8]		157	151
Corebridge Financial, Inc. 3.65% 4/5/2027[8]		548	512
Corebridge Financial, Inc. 3.85% 4/5/2029[8]		746	681
Corebridge Financial, Inc. 3.90% 4/5/2032[8]		5,980	5,239
Corebridge Financial, Inc. 4.35% 4/5/2042[8]		162	134
Corebridge Financial, Inc. 4.40% 4/5/2052[8]		390	311
CoreLogic, Inc. 4.50% 5/1/2028[8]		1,615	1,241
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[9,10]		300	218
Corporate Office Properties, LP 2.25% 3/15/2026		1,048	920
Corporate Office Properties, LP 2.00% 1/15/2029		511	393
Corporate Office Properties, LP 2.90% 12/1/2033		1,075	766
Costa Rica (Republic of) 6.125% 2/19/2031[8]		2,480	2,418
Covanta Holding Corp. 4.875% 12/1/2029[8]		145	119
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,8]		4,588	4,017
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[1,8]		3,799	3,051
Crestwood Midstream Partners, LP 6.00% 2/1/2029[8]		500	459
Crestwood Midstream Partners, LP 8.00% 4/1/2029[8]		400	399
CRH America, Inc. 5.125% 5/18/2045[8]		3,000	2,661
Crown Castle International Corp. 2.50% 7/15/2031		1,074	868
CSN Resources SA 7.625% 4/17/2026		15,856	15,848
CSX Corp. 4.25% 3/15/2029		3,355	3,234
CSX Corp. 4.10% 11/15/2032		1,825	1,717
CSX Corp. 2.50% 5/15/2051		289	177
Cushman & Wakefield U.S. Borrower, LLC 6.75% 5/15/2028[8]		700	669
CVR Partners, LP 6.125% 6/15/2028[8]		380	341
CVS Health Corp. 3.25% 8/15/2029		1,798	1,612
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[8]		1,600	1,536
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[8]		6,550	6,131
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[8]		1,100	926

Capital World Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. dollars (continued)
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[8]	USD	2,625		$2,042
DaimlerChrysler North America Holding Corp. 0.75% 3/1/2024[8]		667		634
Darling Ingredients, Inc. 5.25% 4/15/2027[8]		175		169
Darling Ingredients, Inc. 6.00% 6/15/2030[8]		1,540		1,507
DaVita, Inc. 4.625% 6/1/2030[8]		430		347
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		10,009		8,499
Development Bank of Mongolia, LLC 7.25% 10/23/2023		16,205		14,547
Diamond Sports Group, LLC 6.625% 8/15/2027[8]		1,240		14
Dianjian International Finance, Ltd. 4.60% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.933% on 3/13/2023)[1]		405		404
Diebold Nixdorf, Inc. 9.375% 7/15/2025[8]		469		335
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,9,10]		205		178
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,9]		273		219
DIRECTV Financing, LLC 5.875% 8/15/2027[8]		705		632
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[9,10]		737		718
Discover Financial Services 3.45% 7/27/2026		750		692
Discover Financial Services 6.70% 11/29/2032		200		204
Discovery Communications, Inc. 3.625% 5/15/2030		2,669		2,205
DISH Network Corp. 11.75% 11/15/2027[8]		2,010		2,073
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[1,8]		1,000		1,001
Dominican Republic 5.50% 2/22/2029[8]		2,850		2,633
Dominican Republic 5.875% 1/30/2060		3,720		2,742
Dow Chemical Co. 3.60% 11/15/2050		1,000		719
DTE Electric Co. 2.625% 3/1/2031		1,033		881
DTE Energy Company 3.00% 3/1/2032		1,000		865
Duke Energy Corp. 3.50% 6/15/2051		1,589		1,110
Duke Energy Progress, LLC 2.00% 8/15/2031		10,500		8,323
Dun & Bradstreet Corp. 5.00% 12/15/2029[8]		1,152		987
Eaton Corp. 4.15% 3/15/2033		379		354
Eaton Corp. 4.70% 8/23/2052		291		265
Edison International 4.125% 3/15/2028		4,030		3,746
Edison International 6.95% 11/15/2029		925		968
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]		475		398
EDP Finance BV 6.30% 10/11/2027[8]		2,730		2,813
Egypt (Arab Republic of) 7.053% 1/15/2032		560		411
Egypt (Arab Republic of) 8.75% 9/30/2051		1,892		1,277
Electricité de France SA 3.625% 10/13/2025[8]		760		733
Electricité de France SA 4.50% 9/21/2028[8]		1,722		1,633
Electricité de France SA 4.875% 9/21/2038[8]		7,267		5,936
Electricité de France SA 4.875% 1/22/2044[8]		325		263
Electricité de France SA 5.00% 9/21/2048[8]		768		624
Eli Lilly and Company 3.375% 3/15/2029		583		547
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[8]		3,595		2,860
Endo DAC 6.00% 6/30/2028[3,8]		625		34
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[8]		805		612
Enel Finance International SA 3.50% 4/6/2028[8]		5,800		5,084
Enel Finance International SA 7.50% 10/14/2032[8]		1,800		1,908
Energean PLC 6.50% 4/30/2027[8]		450		419
Energy Transfer Partners, LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2049)[1]		254		219
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[8]		1,300		1,134
ENN Energy Holdings, Ltd. 2.625% 9/17/2030[8]		12,035		9,769
Entegris Escrow Corp. 4.75% 4/15/2029[8]		195		178
EQM Midstream Partners, LP 6.50% 7/1/2027[8]		1,200		1,149
EQM Midstream Partners, LP 7.50% 6/1/2030[8]		306		295
EQM Midstream Partners, LP 6.50% 7/15/2048		300		225
EQT Corp. 5.70% 4/1/2028		701		698
EQT Corp. 7.25% 2/1/2030[1]		212		220
Equinix, Inc. 2.15% 7/15/2030		8,862		7,070
Equinix, Inc. 3.00% 7/15/2050		2,889		1,826
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		7,295		4,583
Export-Import Bank of Korea 4.50% 9/15/2032		800		783
Exxon Mobil Corp. 2.44% 8/16/2029		3,447		3,019
Exxon Mobil Corp. 2.61% 10/15/2030		4,110		3,600
Fair Isaac Corp. 4.00% 6/15/2028[8]		755		687
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[5,10]		—	[7]	—	[7]

18	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fannie Mae Pool #FM9416 3.50% 7/1/2045[5]	USD	9,348	$8,655
Fannie Mae Pool #FM3280 3.50% 5/1/2049[5]		15,162	14,047
Fannie Mae Pool #FM3217 3.50% 5/1/2050[5]		12,024	11,046
Fannie Mae Pool #CA7599 2.50% 11/1/2050[5]		5,500	4,744
Fannie Mae Pool #MA4238 2.50% 1/1/2051[5]		179	152
Fannie Mae Pool #CB1135 2.50% 7/1/2051[5]		10,738	9,107
Fannie Mae Pool #FM9764 2.50% 11/1/2051[5]		1,000	848
Fannie Mae Pool #BU3037 2.50% 11/1/2051[5]		359	304
Fannie Mae Pool #BU0616 2.50% 11/1/2051[5]		190	161
Fannie Mae Pool #CB2467 2.50% 12/1/2051[5]		448	380
Fannie Mae Pool #FM9882 2.50% 12/1/2051[5]		372	316
Fannie Mae Pool #FM9806 2.50% 12/1/2051[5]		164	139
Fannie Mae Pool #BU8176 2.50% 1/1/2052[5]		472	401
Fannie Mae Pool #CB2558 2.50% 1/1/2052[5]		266	226
Fannie Mae Pool #CB3666 2.50% 2/1/2052[5]		3,739	3,171
Fannie Mae Pool #FS0547 2.50% 2/1/2052[5]		236	200
Fannie Mae Pool #BV3214 2.50% 2/1/2052[5]		199	170
Fannie Mae Pool #BV1102 2.50% 2/1/2052[5]		177	151
Fannie Mae Pool #BU9196 2.50% 2/1/2052[5]		178	151
Fannie Mae Pool #BU8884 2.50% 3/1/2052[5]		2,237	1,897
Fannie Mae Pool #CB3063 2.50% 3/1/2052[5]		1,000	849
Fannie Mae Pool #CB3164 2.50% 3/1/2052[5]		1,000	848
Fannie Mae Pool #CB3744 2.50% 3/1/2052[5]		1,000	848
Fannie Mae Pool #BV4139 2.50% 3/1/2052[5]		296	253
Fannie Mae Pool #BV3793 2.50% 3/1/2052[5]		241	205
Fannie Mae Pool #BV6631 2.50% 3/1/2052[5]		220	187
Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]		209	178
Fannie Mae Pool #CB5013 2.50% 3/1/2052[5]		139	118
Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]		12,899	10,942
Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]		448	380
Fannie Mae Pool #BT8108 2.50% 4/1/2052[5]		432	367
Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]		299	254
Fannie Mae Pool #BV4656 2.50% 4/1/2052[5]		281	239
Fannie Mae Pool #BV7773 2.50% 4/1/2052[5]		30	25
Fannie Mae Pool #CB3665 2.50% 5/1/2052[5]		423	359
Fannie Mae Pool #BW0462 2.50% 5/1/2052[5]		228	193
Fannie Mae Pool #MA4623 2.50% 6/1/2052[5]		161	137
Fannie Mae Pool #BV7830 2.50% 7/1/2052[5]		376	319
Fannie Mae Pool #MA4656 4.50% 7/1/2052[5]		6,628	6,386
Fannie Mae Pool #FS2535 2.50% 8/1/2052[5]		1,000	849
Fannie Mae Pool #BW7604 4.50% 8/1/2052[5]		500	482
Fannie Mae Pool #BW9408 5.00% 8/1/2052[5]		47	46
Fannie Mae Pool #BW1149 2.50% 9/1/2052[5]		219	186
Fannie Mae Pool #MA4732 4.00% 9/1/2052[5]		2,000	1,878
Fannie Mae Pool #MA4733 4.50% 9/1/2052[5]		16,694	16,085
Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]		4,630	4,570
Fannie Mae Pool #BW8088 5.00% 9/1/2052[5]		1,366	1,348
Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]		19,476	18,765
Fannie Mae Pool #BW1215 4.50% 10/1/2052[5]		4,992	4,809
Fannie Mae Pool #BX0097 4.50% 10/1/2052[5]		1,628	1,568
Fannie Mae Pool #BW8981 4.50% 10/1/2052[5]		407	392
Fannie Mae Pool #BW9458 4.50% 10/1/2052[5]		369	356
Fannie Mae Pool #BV0961 4.50% 10/1/2052[5]		263	253
Fannie Mae Pool #BX0902 5.00% 10/1/2052[5]		2,784	2,748
Fannie Mae Pool #BW7368 5.00% 10/1/2052[5]		1,865	1,842
Fannie Mae Pool #CB5380 5.00% 10/1/2052[5]		1,000	987
Fannie Mae Pool #BW7235 5.00% 10/1/2052[5]		504	497
Fannie Mae Pool #MA4887 2.50% 11/1/2052[5]		117	100
Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]		2,724	2,557
Fannie Mae Pool #BX1516 4.50% 11/1/2052[5]		999	962
Fannie Mae Pool #BX2558 4.50% 11/1/2052[5]		999	962
Fannie Mae Pool #BX1766 5.00% 11/1/2052[5]		2,100	2,073
Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]		3,000	2,817
Fannie Mae Pool #MA4840 4.50% 12/1/2052[5]		6,000	5,781
Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]		3,020	2,981
Fannie Mae Pool #BX1072 5.00% 12/1/2052[5]		3,000	2,961
Fannie Mae Pool #BX1822 5.00% 12/1/2052[5]		1,000	987
Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]		4,339	4,283
Fannie Mae Pool #MA4869 5.50% 1/1/2053[5]		100	100

Capital World Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fertitta Entertainment, Inc. 4.625% 1/15/2029[8]	USD	170	$144
Fertitta Entertainment, Inc. 6.75% 1/15/2030[8]		175	141
FibraSOMA 4.375% 7/22/2031		14,650	10,975
First Quantum Minerals, Ltd. 6.875% 3/1/2026[8]		587	557
First Quantum Minerals, Ltd. 6.875% 10/15/2027[8]		2,555	2,402
First Student Bidco, Inc. 4.00% 7/31/2029[8]		545	452
FirstEnergy Corp. 3.50% 4/1/2028[8]		1,425	1,301
FirstEnergy Transmission, LLC 4.35% 1/15/2025[8]		5,996	5,847
FirstEnergy Transmission, LLC 2.866% 9/15/2028[8]		3,862	3,377
Five Corners Funding Trust II 2.85% 5/15/2030[8]		3,500	2,942
Florida Power & Light Company 2.85% 4/1/2025		1,600	1,533
Florida Power & Light Company 2.875% 12/4/2051		9,093	6,142
Ford Motor Credit Company, LLC 4.542% 8/1/2026		685	632
Ford Motor Credit Company, LLC 4.125% 8/17/2027		1,240	1,113
Ford Motor Credit Company, LLC 2.90% 2/16/2028		250	207
Ford Motor Credit Company, LLC 4.00% 11/13/2030		1,020	839
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		27,575	25,960
Freddie Mac Pool #SI2002 4.00% 3/1/2048[5]		136	130
Freddie Mac Pool #QC4006 2.50% 6/1/2051[5]		201	171
Freddie Mac Pool #RA5559 2.50% 7/1/2051[5]		1,436	1,218
Freddie Mac Pool #SD0926 2.50% 7/1/2051[5]		1,146	976
Freddie Mac Pool #SD0726 2.50% 10/1/2051[5]		14,672	12,598
Freddie Mac Pool #RA7081 2.50% 12/1/2051[5]		1,675	1,420
Freddie Mac Pool #QD3414 2.50% 12/1/2051[5]		1,000	849
Freddie Mac Pool #QD3399 2.50% 12/1/2051[5]		454	385
Freddie Mac Pool #QD3561 2.50% 12/1/2051[5]		305	259
Freddie Mac Pool #SD0871 2.50% 1/1/2052[5]		21,666	18,408
Freddie Mac Pool #QD6127 2.50% 1/1/2052[5]		296	252
Freddie Mac Pool #QD6751 2.50% 2/1/2052[5]		186	158
Freddie Mac Pool #RA8028 2.50% 2/1/2052[5]		181	154
Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]		2,385	2,023
Freddie Mac Pool #SD8200 2.50% 3/1/2052[5]		1,781	1,510
Freddie Mac Pool #QD8867 2.50% 3/1/2052[5]		1,000	850
Freddie Mac Pool #RA7021 2.50% 3/1/2052[5]		1,000	849
Freddie Mac Pool #QD8942 2.50% 3/1/2052[5]		1,000	848
Freddie Mac Pool #QD8206 2.50% 3/1/2052[5]		478	406
Freddie Mac Pool #QD8230 2.50% 3/1/2052[5]		199	169
Freddie Mac Pool #SD8205 2.50% 4/1/2052[5]		55,200	46,823
Freddie Mac Pool #QD9911 2.50% 4/1/2052[5]		1,928	1,636
Freddie Mac Pool #QE0799 2.50% 4/1/2052[5]		1,000	849
Freddie Mac Pool #QE0327 2.50% 4/1/2052[5]		1,000	849
Freddie Mac Pool #QE0322 2.50% 4/1/2052[5]		1,000	849
Freddie Mac Pool #QD9578 2.50% 4/1/2052[5]		1,000	849
Freddie Mac Pool #QE1005 2.50% 4/1/2052[5]		1,000	848
Freddie Mac Pool #QE2314 2.50% 4/1/2052[5]		1,000	848
Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]		289	245
Freddie Mac Pool #QD9323 2.50% 4/1/2052[5]		254	216
Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]		253	215
Freddie Mac Pool #QE2101 2.50% 4/1/2052[5]		164	139
Freddie Mac Pool #QE2352 2.50% 5/1/2052[5]		253	214
Freddie Mac Pool #QE1859 2.50% 5/1/2052[5]		208	176
Freddie Mac Pool #SD1099 2.50% 5/1/2052[5]		153	130
Freddie Mac Pool #SD8219 2.50% 6/1/2052[5]		21,170	17,951
Freddie Mac Pool #SD8224 2.50% 7/1/2052[5]		22,008	18,669
Freddie Mac Pool #RA7747 2.50% 8/1/2052[5]		4,108	3,484
Freddie Mac Pool #QE8026 2.50% 8/1/2052[5]		499	423
Freddie Mac Pool #QE7412 4.00% 8/1/2052[5]		244	229
Freddie Mac Pool #QE8253 4.50% 8/1/2052[5]		7,253	6,989
Freddie Mac Pool #SD8238 4.50% 8/1/2052[5]		1,164	1,122
Freddie Mac Pool #QF0923 2.50% 9/1/2052[5]		451	382
Freddie Mac Pool #SD8244 4.00% 9/1/2052[5]		14,000	13,146
Freddie Mac Pool #QF0311 5.00% 9/1/2052[5]		3,000	2,961
Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]		3,000	2,817
Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]		1,400	1,314
Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]		81,792	78,806
Freddie Mac Pool #QF2136 4.50% 10/1/2052[5]		1,829	1,763
Freddie Mac Pool #QF1431 4.50% 10/1/2052[5]		1,693	1,631
Freddie Mac Pool #QF1765 4.50% 10/1/2052[5]		1,583	1,525
Freddie Mac Pool #QF0983 4.50% 10/1/2052[5]		794	765

20	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Freddie Mac Pool #SD8283 2.50% 11/1/2052[5]	USD	500	$424
Freddie Mac Pool #QF2445 4.50% 11/1/2052[5]		2,734	2,634
Freddie Mac Pool #SD8266 4.50% 11/1/2052[5]		14	14
Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]		690	665
Freddie Mac Pool #QF4754 5.00% 12/1/2052[5]		4,979	4,915
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		4,000	3,948
Freddie Mac Pool #SD8303 2.50% 1/1/2053[5]		1,000	848
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		16,035	15,829
Fresnillo PLC 4.25% 10/2/2050[8]		2,560	2,020
Frontier Communications Corp. 5.875% 10/15/2027[8]		815	759
Frontier Communications Corp. 5.00% 5/1/2028[8]		432	378
Frontier Communications Corp. 6.75% 5/1/2029[8]		450	373
Frontier Communications Holdings, LLC 5.875% 11/1/2029		875	678
FS Energy and Power Fund 7.50% 8/15/2023[8]		839	842
FXI Holdings, Inc. 12.25% 11/15/2026[8]		1,740	1,443
Gabonese Republic 7.00% 11/24/2031[8]		790	650
Gartner, Inc. 3.625% 6/15/2029[8]		357	314
Gartner, Inc. 3.75% 10/1/2030[8]		343	296
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[8]		600	533
GE Healthcare Holding, LLC 5.65% 11/15/2027[8]		1,150	1,165
GE Healthcare Holding, LLC 5.905% 11/22/2032[8]		1,250	1,299
GE Healthcare Holding, LLC 6.377% 11/22/2052[8]		225	240
General Dynamics Corp. 3.625% 4/1/2030		1,518	1,414
General Motors Financial Co. 1.50% 6/10/2026		573	498
General Motors Financial Co. 2.40% 4/10/2028		6,870	5,790
Genesis Energy, LP 8.00% 1/15/2027		1,142	1,080
Georgia (Republic of) 2.75% 4/22/2026[8]		2,535	2,303
Ghana (Republic of) 0% 4/7/2025		300	100
Ghana (Republic of) 8.125% 1/18/2026		390	160
Ghana (Republic of) 6.375% 2/11/2027		1,020	395
Gilead Sciences, Inc. 2.80% 10/1/2050		692	446
Glencore Funding, LLC 1.625% 4/27/2026[8]		12,481	11,011
Glencore Funding, LLC 2.625% 9/23/2031[8]		1,100	879
GoDaddy Operating Co. 5.25% 12/1/2027[8]		275	261
GoDaddy Operating Co. 3.50% 3/1/2029[8]		675	566
Goldman Sachs Group, Inc. 3.20% 2/23/2023		2,979	2,972
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[1]		3,279	2,623
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		3,378	2,629
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		633	516
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		587	401
Government National Mortgage Assn. 3.50% 1/1/2053[5,12]		61,900	56,882
Government National Mortgage Assn. 5.00% 1/1/2053[5,12]		37,820	37,481
Gray Television, Inc. 7.00% 5/15/2027[8]		290	258
Grifols Escrow Issuer SA 4.75% 10/15/2028[8]		200	173
Group 1 Automotive, Inc. 4.00% 8/15/2028[8]		565	479
Groupe BPCE SA 5.70% 10/22/2023[8]		850	844
Groupe BPCE SA 2.045% 10/19/2027 (USD-SOFR + 1.087% on 10/19/2026)[1,8]		7,500	6,474
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[8]		2,300	2,068
Hanesbrands, Inc. 4.625% 5/15/2024[8]		750	728
Hanesbrands, Inc. 4.875% 5/15/2026[8]		830	743
Harbour Energy PLC 5.50% 10/15/2026[8]		480	431
Harsco Corp. 5.75% 7/31/2027[8]		625	494
Harvest Midstream I, LP 7.50% 9/1/2028[8]		587	562
HealthEquity, Inc. 4.50% 10/1/2029[8]		370	324
Hess Midstream Operations, LP 5.50% 10/15/2030[8]		190	174
Hightower Holding, LLC 6.75% 4/15/2029[8]		830	698
Hilcorp Energy I, LP 5.75% 2/1/2029[8]		410	366
Hilcorp Energy I, LP 6.00% 4/15/2030[8]		660	588
Hilcorp Energy I, LP 6.00% 2/1/2031[8]		1,000	866
Hilcorp Energy I, LP 6.25% 4/15/2032[8]		70	61
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		190	173
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[8]		1,160	973
Home Depot, Inc. 2.95% 6/15/2029		2,346	2,127
Home Depot, Inc. 4.50% 12/6/2048		675	616
Home Depot, Inc. 2.375% 3/15/2051		839	504
Honduras (Republic of) 6.25% 1/19/2027		19,787	17,508
Honduras (Republic of) 5.625% 6/24/2030		7,784	6,279
Honduras (Republic of) 5.625% 6/24/2030[8]		2,623	2,116
Honeywell International, Inc. 2.30% 8/15/2024		700	673

Capital World Bond Fund	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Honeywell International, Inc. 4.95% 2/15/2028	USD	500	$507
Honeywell International, Inc. 5.00% 2/15/2033		750	766
Howard Hughes Corp. 5.375% 8/1/2028[8]		1,022	922
Howard Hughes Corp. 4.125% 2/1/2029[8]		215	180
Howard Hughes Corp. 4.375% 2/1/2031[8]		165	134
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[8]		250	240
HSBC Holdings PLC 1.589% 5/24/2027 (3-month USD-LIBOR + 1.29% on 5/24/2026)[1]		1,371	1,184
HSBC Holdings PLC 4.95% 3/31/2030		2,300	2,199
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]		3,229	2,833
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		1,229	942
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		2,500	2,322
HSBC Holdings PLC 8.113% 11/3/2033 (USD-SOFR + 4.25% on 11/3/2032)[1]		4,000	4,244
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.325%) 5.068% 7/3/2023[10]		1,272	1,261
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		5,137	4,488
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[10]		24,776	24,698
Huarong Finance 2019 Co., Ltd. 3.75% 5/29/2024		750	713
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[10]		1,334	1,257
Huarong Finance 2019 Co., Ltd. 4.50% 5/29/2029		4,332	3,600
Huarong Finance 2019 Co., Ltd. 3.875% 11/13/2029		1,520	1,203
Huarong Finance 2019 Co., Ltd. 3.375% 2/24/2030		1,496	1,142
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		3,287	3,119
Huarong Finance II Co., Ltd. 5.00% 11/19/2025		3,769	3,484
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		2,469	2,182
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		3,058	2,738
HUB International, Ltd. 7.00% 5/1/2026[8]		2,025	1,987
Humana, Inc. 3.70% 3/23/2029		582	534
Hyundai Capital America 0.875% 6/14/2024[8]		8,710	8,129
Hyundai Capital America 1.80% 10/15/2025[8]		666	600
Hyundai Capital America 1.50% 6/15/2026[8]		6,775	5,878
Hyundai Capital America 2.00% 6/15/2028[8]		4,375	3,571
iHeartCommunications, Inc. 5.25% 8/15/2027[8]		500	424
Iliad Holding SAS 6.50% 10/15/2026[8]		375	348
Imperial Tobacco Finance PLC 6.125% 7/27/2027[8]		1,285	1,281
Indonesia (Republic of) 4.65% 9/20/2032		1,350	1,324
Ingles Markets, Inc. 4.00% 6/15/2031[8]		545	459
Intercontinental Exchange, Inc. 4.00% 9/15/2027		15,260	14,759
Intercontinental Exchange, Inc. 4.35% 6/15/2029		3,950	3,824
Intercontinental Exchange, Inc. 4.60% 3/15/2033		1,395	1,337
Intercontinental Exchange, Inc. 2.65% 9/15/2040		300	209
Intercontinental Exchange, Inc. 3.00% 6/15/2050		475	322
Intercontinental Exchange, Inc. 4.95% 6/15/2052		1,282	1,194
International Flavors & Fragrances, Inc. 1.23% 10/1/2025[8]		2,000	1,769
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[8]		853	717
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[8]		1,740	1,384
International Flavors & Fragrances, Inc. 3.268% 11/15/2040[8]		1,000	717
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[8]		2,000	1,362
International Game Technology PLC 4.125% 4/15/2026[8]		700	654
International Game Technology PLC 5.25% 1/15/2029[8]		620	579
Interstate Power and Light Co. 2.30% 6/1/2030		4,150	3,401
Intesa Sanpaolo SpA 3.25% 9/23/2024[8]		7,125	6,762
Intesa Sanpaolo SpA 7.00% 11/21/2025[8]		1,375	1,404
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[1,8]		1,250	1,272
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		754	625
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,220	904
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		814	596
Iqvia, Inc. 5.00% 5/15/2027[8]		630	602
Iraq (Republic of) 6.752% 3/9/2023[8]		2,200	2,177
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[8]		310	258
Iron Mountain, Inc. 5.25% 7/15/2030[8]		1,187	1,034
Israel (State of) 2.875% 3/16/2026		726	693
Israel (State of) 2.50% 1/15/2030		16,570	14,862
ITC Holdings Corp. 3.35% 11/15/2027		889	820
Jacobs Entertainment, Inc. 6.75% 2/15/2029[8]		495	447
Johnson & Johnson 0.95% 9/1/2027		1,082	933
Johnson & Johnson 1.30% 9/1/2030		3,265	2,640
Johnson & Johnson 2.10% 9/1/2040		1,000	692
Johnson & Johnson 2.25% 9/1/2050		2,426	1,513

22	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	USD	6,109	$5,375
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		6,499	6,217
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[1]		15,010	14,054
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		1,330	1,270
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[1]		4,498	3,060
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		3,740	3,296
Keb Hana Bank 3.25% 3/30/2027[8]		11,290	10,532
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		695	552
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		1,575	1,203
Kimberly-Clark Corp. 3.10% 3/26/2030		668	603
Kinder Morgan, Inc. 3.60% 2/15/2051		6,560	4,547
Kinetik Holdings, LP 5.875% 6/15/2030[8]		375	352
Korea Development Bank 4.25% 9/8/2032		690	654
Korea Electric Power Corp. 4.00% 6/14/2027[8]		700	666
Korea National Oil Corp. 2.625% 4/18/2032		500	405
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[8]		490	424
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[8]		1,450	1,194
LABL Escrow Issuer, LLC 10.50% 7/15/2027[8]		400	373
Lamar Media Corp. 3.75% 2/15/2028		840	753
Lamar Media Corp. 3.625% 1/15/2031		1,000	828
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[8]		1,160	1,026
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[8]		400	350
Las Vegas Sands Corp. 3.20% 8/8/2024		97	92
LCM Investments Holdings II, LLC 4.875% 5/1/2029[8]		1,071	859
Leader Goal International, Ltd. 4.25% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.919% on 1/19/2023)[1]		350	350
Level 3 Financing, Inc. 3.75% 7/15/2029[8]		1,325	955
Levi Strauss & Co. 3.50% 3/1/2031[8]		730	580
Ligado Networks, LLC 15.50% PIK 11/1/2023[8,11]		356	116
Linde, Inc. 4.70% 12/5/2025		2,000	2,004
Lithia Motors, Inc. 4.625% 12/15/2027[8]		750	678
Lithia Motors, Inc. 3.875% 6/1/2029[8]		60	49
Live Nation Entertainment, Inc. 4.75% 10/15/2027[8]		820	731
Lloyds Banking Group PLC 3.75% 1/11/2027		2,827	2,634
Lockheed Martin Corp. 5.10% 11/15/2027		985	1,008
Lockheed Martin Corp. 5.25% 1/15/2033		2,021	2,090
Lockheed Martin Corp. 5.70% 11/15/2054		1,154	1,217
Lowe’s Companies, Inc. 3.00% 10/15/2050		628	402
LPL Holdings, Inc. 4.625% 11/15/2027[8]		2,595	2,428
LPL Holdings, Inc. 4.00% 3/15/2029[8]		1,150	1,002
LSB Industries, Inc. 6.25% 10/15/2028[8]		840	770
LSC Communications, Inc. 8.75% 10/15/2023[3,6,8]		2,502	8
LYB International Finance III, LLC 3.625% 4/1/2051		1,409	949
Mallinckrodt PLC 10.00% 4/15/2025[8]		290	250
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		370	365
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		160	155
Marsh & McLennan Companies, Inc. 2.25% 11/15/2030		351	288
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		711	576
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		600	387
Masco Corp. 1.50% 2/15/2028		533	442
Masco Corp. 2.00% 2/15/2031		400	309
Mastercard, Inc. 1.90% 3/15/2031		1,653	1,347
Mastercard, Inc. 2.00% 11/18/2031		4,527	3,646
Mastercard, Inc. 2.95% 3/15/2051		772	550
Match Group, Inc. 5.625% 2/15/2029[8]		825	769
Mattel, Inc. 3.75% 4/1/2029[8]		275	242
McDonald’s Corp. 4.60% 9/9/2032		1,415	1,388
McDonald’s Corp. 5.15% 9/9/2052		520	502
Meituan Dianping 3.05% 10/28/2030[8]		565	436
Melco International Development, Ltd. 4.875% 6/6/2025[8]		400	368
Mercedes-Benz Finance North America, LLC 5.50% 11/27/2024[8]		333	335
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[8]		150	151
Merck & Co., Inc. 1.45% 6/24/2030		4,500	3,601
Methanex Corp. 5.125% 10/15/2027		500	465
Methanex Corp. 5.25% 12/15/2029		1,095	973
MetLife, Inc. 5.00% 7/15/2052		230	220
Metropolitan Life Global Funding I 1.95% 1/13/2023[8]		1,000	999
Metropolitan Life Global Funding I 0.95% 7/2/2025[8]		666	604

Capital World Bond Fund	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Metropolitan Life Global Funding I 3.45% 12/18/2026[8]	USD	2,310	$2,162
Metropolitan Life Global Funding I 1.875% 1/11/2027[8]		1,500	1,329
Metropolitan Life Global Funding I 3.00% 9/19/2027[8]		1,150	1,047
Metropolitan Life Global Funding I 4.30% 8/25/2029[8]		1,000	952
Metropolitan Life Global Funding I 1.55% 1/7/2031[8]		571	444
Mexico City Airport Trust 4.25% 10/31/2026		1,278	1,221
Mexico City Airport Trust 3.875% 4/30/2028		1,672	1,532
Mexico City Airport Trust 5.50% 10/31/2046		2,675	2,064
Mexico City Airport Trust 5.50% 7/31/2047[8]		287	222
MGM Resorts International 5.50% 4/15/2027		560	522
Microsoft Corp. 2.40% 8/8/2026		3,000	2,801
Microsoft Corp. 3.30% 2/6/2027		4,725	4,561
Midas OpCo Holdings, LLC 5.625% 8/15/2029[8]		510	422
Mileage Plus Holdings, LLC 6.50% 6/20/2027[8]		832	830
Mineral Resources, Ltd. 8.00% 11/1/2027[8]		1,000	1,024
Mineral Resources, Ltd. 8.50% 5/1/2030[8]		385	391
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[8]		10,569	9,591
Mohegan Gaming & Entertainment 8.00% 2/1/2026[8]		310	290
Molina Healthcare, Inc. 4.375% 6/15/2028[8]		625	571
Molina Healthcare, Inc. 3.875% 11/15/2030[8]		460	391
MoneyGram International, Inc. 5.375% 8/1/2026[8]		215	218
Mongolia (State of) 8.75% 3/9/2024		500	485
Mongolia (State of) 5.125% 4/7/2026		700	606
Mongolia (State of) 3.50% 7/7/2027		200	162
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[1]		14,750	12,939
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		10,772	9,462
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		580	547
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]		1,540	1,412
Movida Europe SA 5.25% 2/8/2031[8]		4,770	3,583
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[1]		1,650	1,271
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[8]		1,110	884
MSCI, Inc. 3.875% 2/15/2031[8]		855	712
MSCI, Inc. 3.625% 11/1/2031[8]		2,115	1,752
Muenchener Rueckversicherungs-Gesellschaft AG 5.875% 5/23/2042 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.982% on 5/23/2032)[1,8]		3,000	3,003
Murphy Oil Corp. 5.625% 5/1/2027		75	73
Nabors Industries, Inc. 7.375% 5/15/2027[8]		700	679
National Financial Partners Corp. 6.875% 8/15/2028[8]		748	618
National Grid PLC 3.15% 8/1/2027[8]		1,105	995
Navient Corp. 5.00% 3/15/2027		380	333
Navient Corp. 4.875% 3/15/2028		1,050	865
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		9,816	9,763
NCL Corp., Ltd. 5.875% 2/15/2027[8]		575	499
NCR Corp. 5.25% 10/1/2030[8]		172	142
Neiman Marcus Group, LLC 7.125% 4/1/2026[8]		540	507
Nestlé Holdings, Inc. 0.625% 1/15/2026[8]		6,692	5,944
Nestlé Holdings, Inc. 1.15% 1/14/2027[8]		2,650	2,311
Nestlé Holdings, Inc. 1.00% 9/15/2027[8]		4,275	3,629
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[9,10]		995	955
Netflix, Inc. 4.875% 4/15/2028		1,957	1,894
Netflix, Inc. 5.875% 11/15/2028		2,750	2,794
Netflix, Inc. 5.375% 11/15/2029[8]		1,918	1,864
Netflix, Inc. 4.875% 6/15/2030[8]		1,309	1,223
New Fortress Energy, Inc. 6.75% 9/15/2025[8]		970	920
New Fortress Energy, Inc. 6.50% 9/30/2026[8]		1,745	1,624
New York Life Global Funding 0.95% 6/24/2025[8]		842	763
New York Life Global Funding 0.85% 1/15/2026[8]		750	667
New York Life Global Funding 1.20% 8/7/2030[8]		11,702	8,994
New York State Electric & Gas Corp. 3.25% 12/1/2026[8]		3,000	2,824
Newcrest Finance Pty, Ltd. 3.25% 5/13/2030[8]		2,143	1,793
News Corp. 5.125% 2/15/2032[8]		515	469
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[8]		1,527	1,323
Nexstar Escrow Corp. 5.625% 7/15/2027[8]		515	473
NextEra Energy Capital Holdings, Inc. 1.90% 6/15/2028		6,375	5,454
NGL Energy Operating, LLC 7.50% 2/1/2026[8]		1,955	1,744
NGL Energy Partners, LP 7.50% 11/1/2023		222	217
Niagara Mohawk Power Corp. 4.278% 10/1/2034[8]		3,000	2,605
Nigeria (Republic of) 8.375% 3/24/2029[8]		1,025	853

24	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
NIKE, Inc. 3.375% 3/27/2050	USD	1,680	$1,323
Nordea Bank AB 3.60% 6/6/2025[8]		4,575	4,419
Norfolk Southern Corp. 3.05% 5/15/2050		816	550
Norfolk Southern Corp. 4.55% 6/1/2053		474	415
Northern Oil and Gas, Inc. 8.125% 3/1/2028[8]		2,125	2,043
Northern States Power Co. 2.60% 6/1/2051		937	598
Northern States Power Co. 4.50% 6/1/2052		262	239
Northern Trust Corp. 6.125% 11/2/2032		1,620	1,713
NortonLifeLock, Inc. 7.125% 9/30/2030[8]		1,000	984
Nova Chemicals Corp. 4.25% 5/15/2029[8]		430	352
Novartis Capital Corp. 2.20% 8/14/2030		4,000	3,412
Novelis Corp. 4.75% 1/30/2030[8]		290	258
Novelis Corp. 3.875% 8/15/2031[8]		230	188
NuStar Logistics, LP 5.625% 4/28/2027		630	590
Nutrien, Ltd. 5.95% 11/7/2025		277	283
Oasis Petroleum, Inc. 6.375% 6/1/2026[8]		680	663
Occidental Petroleum Corp. 6.375% 9/1/2028		1,565	1,582
Occidental Petroleum Corp. 8.875% 7/15/2030		150	170
Occidental Petroleum Corp. 6.625% 9/1/2030		765	792
Occidental Petroleum Corp. 6.125% 1/1/2031		495	501
Occidental Petroleum Corp. 6.45% 9/15/2036		115	118
Occidental Petroleum Corp. 6.60% 3/15/2046		85	88
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		7,560	5,405
Oleoducto Central SA 4.00% 7/14/2027[8]		15,275	13,502
Oleoducto Central SA 4.00% 7/14/2027		3,352	2,963
Oman (Sultanate of) 6.25% 1/25/2031[8]		3,400	3,432
Oncor Electric Delivery Company, LLC 2.75% 5/15/2030		400	349
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[8]		1,875	1,842
Oncor Electric Delivery Company, LLC 2.70% 11/15/2051		3,223	2,120
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[9,10]		1,000	977
Option Care Health, Inc. 4.375% 10/31/2029[8]		150	131
Oracle Corp. 3.25% 11/15/2027		4	4
Oracle Corp. 3.60% 4/1/2050		2,475	1,677
Oracle Corp. 3.95% 3/25/2051		1,846	1,323
Organon Finance 1, LLC 4.125% 4/30/2028[8]		250	222
Oxford Finance, LLC 6.375% 2/1/2027[8]		225	210
Pacific Gas and Electric Co. 2.10% 8/1/2027		1,800	1,540
Pacific Gas and Electric Co. 3.00% 6/15/2028		15,640	13,551
Pacific Gas and Electric Co. 4.65% 8/1/2028		11,414	10,516
Pacific Gas and Electric Co. 4.55% 7/1/2030		3,834	3,484
Pacific Gas and Electric Co. 2.50% 2/1/2031		6,692	5,208
Pacific Gas and Electric Co. 3.25% 6/1/2031		9,826	8,011
Pacific Gas and Electric Co. 3.30% 8/1/2040		19,545	13,300
Pacific Gas and Electric Co. 3.75% 8/15/2042		2,549	1,719
Panama (Republic of) 3.75% 4/17/2026[8]		411	388
Panama (Republic of) 4.50% 4/1/2056		1,139	835
Panama (Republic of) 3.87% 7/23/2060		1,160	752
Panama (Republic of) 4.50% 1/19/2063		470	333
Panther BF Aggregator 2, LP 8.50% 5/15/2027[8]		350	343
Park Intermediate Holdings, LLC 4.875% 5/15/2029[8]		320	271
Parker-Hannifin Corp. 3.25% 6/14/2029		70	63
Party City Holdings, Inc. 8.75% 2/15/2026[8]		556	161
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		45	40
PayPal Holdings, Inc. 2.30% 6/1/2030		3,095	2,550
PayPal Holdings, Inc. 3.25% 6/1/2050		196	134
PepsiCo, Inc. 1.95% 10/21/2031		1,162	942
PepsiCo, Inc. 3.625% 3/19/2050		264	217
PepsiCo, Inc. 2.75% 10/21/2051		586	408
Performance Food Group, Inc. 5.50% 10/15/2027[8]		395	373
Performance Food Group, Inc. 4.25% 8/1/2029[8]		340	295
Petrobras Global Finance Co. 6.75% 6/3/2050		176	154
Petrobras Global Finance Co. 5.50% 6/10/2051		124	95
Petróleos Mexicanos 3.50% 1/30/2023		1,200	1,197
Petróleos Mexicanos 4.625% 9/21/2023		271	267
Petróleos Mexicanos 4.25% 1/15/2025		160	151
Petróleos Mexicanos 6.875% 10/16/2025		4,006	3,928
Petróleos Mexicanos 6.875% 8/4/2026		9,000	8,520
Petróleos Mexicanos 6.50% 3/13/2027		10,486	9,587

Capital World Bond Fund	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Petróleos Mexicanos 6.50% 1/23/2029	USD	380	$326
Petróleos Mexicanos 8.75% 6/2/2029		3,450	3,240
Petróleos Mexicanos 5.95% 1/28/2031		1,554	1,180
Petróleos Mexicanos 6.75% 9/21/2047		1,594	1,021
Petróleos Mexicanos 6.95% 1/28/2060		776	492
PETRONAS Capital, Ltd. 3.50% 4/21/2030[8]		665	608
PETRONAS Capital, Ltd. 4.55% 4/21/2050[8]		2,540	2,278
PetSmart, Inc. 4.75% 2/15/2028[8]		750	680
PetSmart, Inc. 7.75% 2/15/2029[8]		750	706
PG&E Corp. 5.00% 7/1/2028		1,895	1,733
PG&E Corp. 5.25% 7/1/2030		320	292
PGT Innovations, Inc. 4.375% 10/1/2029[8]		400	335
Philip Morris International, Inc. 5.125% 11/17/2027		2,143	2,162
Philip Morris International, Inc. 5.625% 11/17/2029		2,577	2,620
Philip Morris International, Inc. 2.10% 5/1/2030		3,783	3,068
Philip Morris International, Inc. 1.75% 11/1/2030		503	395
Philip Morris International, Inc. 5.75% 11/17/2032		9,986	10,211
Philippines (Republic of) 6.375% 1/15/2032		2,190	2,436
Philippines (Republic of) 6.375% 10/23/2034		2,320	2,576
Picard Midco, Inc. 6.50% 3/31/2029[8]		1,500	1,266
Pilgrim’s Pride Corp. 5.875% 9/30/2027[8]		300	292
Plains All American Pipeline, LP 3.80% 9/15/2030		1,797	1,566
PLDT, Inc. 2.50% 1/23/2031		580	455
PLDT, Inc. 3.45% 6/23/2050		400	278
PM General Purchaser, LLC 9.50% 10/1/2028[8]		335	256
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[1]		5,155	5,383
Poland (Republic of) 5.75% 11/16/2032		885	945
Post Holdings, Inc. 5.625% 1/15/2028[8]		1,330	1,254
Post Holdings, Inc. 5.50% 12/15/2029[8]		490	444
Post Holdings, Inc. 4.625% 4/15/2030[8]		535	463
Power Financial Corp., Ltd. 4.50% 6/18/2029		640	592
Power Financial Corp., Ltd. 3.35% 5/16/2031		6,950	5,775
Praxair, Inc. 2.00% 8/10/2050		412	230
Procter & Gamble Company 0.55% 10/29/2025		1,792	1,609
Procter & Gamble Company 1.00% 4/23/2026		338	303
Procter & Gamble Company 1.20% 10/29/2030		1,685	1,326
Prudential Financial, Inc. 3.905% 12/7/2047		250	200
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		580	483
PT Indonesia Asahan Aluminium Tbk 6.53% 11/15/2028[8]		1,030	1,044
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[8]		6,360	6,069
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050		200	168
PTT Exploration and Production PCL 2.587% 6/10/2027[8]		1,460	1,298
Public Service Company of Colorado 1.875% 6/15/2031		2,332	1,862
Public Service Electric and Gas Co. 2.05% 8/1/2050		2,700	1,518
Qatar (State of) 4.00% 3/14/2029[8]		1,661	1,635
Qatar (State of) 4.00% 3/14/2029		675	665
Qatar (State of) 4.40% 4/16/2050[8]		2,145	1,969
Qatar Petroleum 2.25% 7/12/2031[8]		932	774
Qatar Petroleum 3.125% 7/12/2041[8]		16,587	12,808
Qatar Petroleum 3.30% 7/12/2051[8]		4,710	3,489
Radiology Partners, Inc. 9.25% 2/1/2028[8]		1,414	796
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[9,10]		70	59
Range Resources Corp. 8.25% 1/15/2029		635	655
Range Resources Corp. 4.75% 2/15/2030[8]		1,195	1,055
Raptor Acquisition Corp. 4.875% 11/1/2026[8]		650	578
Raytheon Technologies Corp. 1.90% 9/1/2031		1,430	1,126
Raytheon Technologies Corp. 2.375% 3/15/2032		500	406
Raytheon Technologies Corp. 2.82% 9/1/2051		750	489
Raytheon Technologies Corp. 3.03% 3/15/2052		500	341
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		7,373	5,711
Rio Tinto Finance (USA), Ltd. 2.75% 11/2/2051		1,217	811
RLJ Lodging Trust, LP 4.00% 9/15/2029[8]		180	146
Roche Holdings, Inc. 1.93% 12/13/2028[8]		3,000	2,570
Roche Holdings, Inc. 2.076% 12/13/2031[8]		6,500	5,306
Royal Bank of Canada 6.00% 11/1/2027		2,155	2,250
Royal Bank of Scotland PLC 4.445% 5/8/2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]		8,625	7,828

26	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[8]	USD	298	$320
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[8]		300	243
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[8]		230	231
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[8]		1,139	1,172
RP Escrow Issuer, LLC 5.25% 12/15/2025[8]		1,025	784
Russian Federation 4.25% 6/23/2027[3]		8,800	3,784
Russian Federation 4.375% 3/21/2029[3]		19,400	7,954
Russian Federation 5.10% 3/28/2035[3]		1,800	738
Russian Federation 5.25% 6/23/2047[3]		1,000	410
Ryan Specialty Group, LLC 4.375% 2/1/2030[8]		305	264
SA Global Sukuk, Ltd. 0.946% 6/17/2024[8]		955	899
Sabre GLBL, Inc. 11.25% 12/15/2027[8]		490	505
salesforce.com, inc. 1.95% 7/15/2031		875	700
salesforce.com, inc. 2.70% 7/15/2041		375	269
salesforce.com, inc. 2.90% 7/15/2051		600	396
Sally Holdings, LLC 5.625% 12/1/2025		227	219
Sands China, Ltd. 2.80% 3/8/2027[1]		600	515
Sands China, Ltd. 5.90% 8/8/2028		275	258
Santander Holdings USA, Inc. 3.244% 10/5/2026		14,395	13,379
Saskatchewan (Province of) 3.25% 6/8/2027		1,073	1,023
Saudi Arabia (Kingdom of) 3.25% 10/26/2026		1,700	1,626
Saudi Arabia (Kingdom of) 5.50% 10/25/2032[8]		1,175	1,244
Scientific Games Corp. 8.625% 7/1/2025[8]		330	337
Scientific Games Corp. 7.00% 5/15/2028[8]		310	296
Scientific Games Holdings, LP 6.625% 3/1/2030[8]		671	568
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[8]		280	241
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[8]		560	452
Scotts Miracle-Gro Co. 4.50% 10/15/2029		720	585
Scotts Miracle-Gro Co. 4.375% 2/1/2032		345	261
Sealed Air Corp. 5.00% 4/15/2029[8]		300	282
Senegal (Republic of) 6.75% 3/13/2048		1,100	781
ServiceNow, Inc. 1.40% 9/1/2030		10,473	8,036
Shell International Finance BV 3.50% 11/13/2023		6,611	6,535
Shell International Finance BV 2.375% 11/7/2029		3,980	3,449
Shell International Finance BV 2.75% 4/6/2030		3,800	3,343
Sherwin-Williams Company 3.45% 6/1/2027		892	838
Sherwin-Williams Company 2.95% 8/15/2029		500	439
Sherwin-Williams Company 2.30% 5/15/2030		849	700
Sherwin-Williams Company 2.20% 3/15/2032		750	595
Sherwin-Williams Company 4.50% 6/1/2047		500	422
Sherwin-Williams Company 3.30% 5/15/2050		750	516
Sherwin-Williams Company 2.90% 3/15/2052		250	157
Siam Commercial Bank Public Co., Ltd. 3.90% 2/11/2024		1,210	1,194
Silgan Holdings, Inc. 4.125% 2/1/2028		660	612
Simmons Foods, Inc. 4.625% 3/1/2029[8]		882	719
Singapore Airlines, Ltd. 3.375% 1/19/2029		18,520	16,739
Sinopec Group Overseas Development (2018), Ltd. 2.30% 1/8/2031[8]		500	421
Sirius XM Radio, Inc. 4.00% 7/15/2028[8]		1,350	1,178
Sirius XM Radio, Inc. 3.875% 9/1/2031[8]		1,480	1,158
Six Flags Theme Parks, Inc. 7.00% 7/1/2025[8]		730	736
SK hynix, Inc. 1.50% 1/19/2026[8]		752	652
SK hynix, Inc. 2.375% 1/19/2031[8]		694	510
SkyMiles IP, Ltd. 4.75% 10/20/2028[8]		150	141
SM Energy Co. 5.625% 6/1/2025		350	337
SM Energy Co. 6.50% 7/15/2028		135	130
Sonic Automotive, Inc. 4.625% 11/15/2029[8]		350	281
Sonic Automotive, Inc. 4.875% 11/15/2031[8]		360	284
South32 Treasury, Ltd. 4.35% 4/14/2032[8]		945	811
Southern California Edison Co. 4.70% 6/1/2027		228	224
Southern California Edison Co. 5.85% 11/1/2027		1,000	1,031
Southern California Edison Co. 2.85% 8/1/2029		1,100	958
Southern California Edison Co. 5.95% 11/1/2032		750	795
Southern California Edison Co. 2.95% 2/1/2051		3,069	1,980
Southern California Edison Co. 3.65% 6/1/2051		3,310	2,423
Southwestern Electric Power Co. 3.25% 11/1/2051		1,630	1,079
Southwestern Energy Co. 5.95% 1/23/2025[1]		350	344
Southwestern Energy Co. 8.375% 9/15/2028		202	209
Southwestern Energy Co. 5.375% 3/15/2030		870	795
Southwestern Energy Co. 4.75% 2/1/2032		600	514

Capital World Bond Fund	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Spirit AeroSystems, Inc. 4.60% 6/15/2028	USD	105	$85
Spirit AeroSystems, Inc. 9.375% 11/30/2029[8]		1,636	1,724
Sprint Corp. 6.875% 11/15/2028		697	725
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		10,896	3,459
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3,8]		214	68
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[3]		2,775	895
State Grid Overseas Investment, Ltd. 3.50% 5/4/2027[8]		500	478
State Street Corp. 5.82% 11/4/2028 (USD-SOFR + 1.715% on 11/4/2027)[1]		679	702
Statoil ASA 3.25% 11/10/2024		1,050	1,024
STE TransCore Holdings, Inc. 3.75% 5/5/2032[2]		300	272
Stellantis Finance US, Inc. 1.711% 1/29/2027[8]		4,000	3,438
Stellantis Finance US, Inc. 5.625% 1/12/2028[8]		16,400	16,268
Stellantis Finance US, Inc. 2.691% 9/15/2031[8]		3,775	2,889
Stellantis Finance US, Inc. 6.375% 9/12/2032[8]		6,000	5,941
Stericycle, Inc. 3.875% 1/15/2029[8]		295	258
Studio City Finance, Ltd. 6.00% 7/15/2025[8]		635	552
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[8]		1,035	796
Sun Communities Operating, LP 2.30% 11/1/2028		788	658
Sun Communities Operating, LP 2.70% 7/15/2031		1,832	1,450
Sun Communities Operating, LP 4.20% 4/15/2032		2,334	2,062
Sunoco, LP 4.50% 5/15/2029		1,550	1,358
Sunoco, LP 4.50% 4/30/2030		160	139
Surgery Center Holdings 10.00% 4/15/2027[8]		325	331
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		3,070	1,949
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,8]		5,600	5,182
Talen Energy Corp. 7.25% 5/15/2027[8]		675	702
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[9,10]		545	550
Tencent Holdings, Ltd. 1.81% 1/26/2026		600	541
Tencent Holdings, Ltd. 3.975% 4/11/2029		250	231
Tencent Holdings, Ltd. 2.39% 6/3/2030[8]		300	245
Tencent Holdings, Ltd. 3.68% 4/22/2041		2,035	1,499
Tencent Holdings, Ltd. 3.24% 6/3/2050[8]		9,220	5,846
Tencent Holdings, Ltd. 3.24% 6/3/2050		1,482	940
Tencent Holdings, Ltd. 3.84% 4/22/2051		3,782	2,687
Tenet Healthcare Corp. 4.875% 1/1/2026[8]		651	617
Tenet Healthcare Corp. 4.625% 6/15/2028[8]		350	314
Tenet Healthcare Corp. 6.125% 10/1/2028[8]		175	157
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		20,505	17,973
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		685	620
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		500	489
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		1,790	1,596
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		655	402
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		10,005	7,117
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		6,320	6,352
Thermo Fisher Scientific, Inc. 4.95% 11/21/2032		328	334
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[9,10]		1,535	1,366
T-Mobile US, Inc. 1.50% 2/15/2026		9,025	8,091
T-Mobile US, Inc. 2.05% 2/15/2028		1,275	1,097
T-Mobile US, Inc. 3.875% 4/15/2030		1,064	966
T-Mobile US, Inc. 2.55% 2/15/2031		7,889	6,464
T-Mobile US, Inc. 3.00% 2/15/2041		1,376	976
T-Mobile US, Inc. 3.40% 10/15/2052		650	440
TNB Global Ventures Capital Bhd. 3.244% 10/19/2026		700	650
Total Capital International 2.829% 1/10/2030		2,670	2,363
Toyota Motor Credit Corp. 1.90% 4/6/2028		1,067	930
Toyota Motor Credit Corp. 3.375% 4/1/2030		2,412	2,193
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		2,619	2,405
TransDigm, Inc. 6.25% 3/15/2026[8]		500	494
TransDigm, Inc. 5.50% 11/15/2027		505	475
TransDigm, Inc. 4.875% 5/1/2029		500	437
Transocean Guardian, Ltd. 5.875% 1/15/2024[8]		68	67
Transocean Poseidon, Ltd. 6.875% 2/1/2027[8]		182	177
Transocean, Inc. 6.80% 3/15/2038		525	332

28	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Travelers Companies, Inc. 4.10% 3/4/2049	USD	400	$328
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,8]		800	708
Triumph Group, Inc. 6.25% 9/15/2024[8]		328	311
Turkey (Republic of) 6.00% 1/14/2041		2,500	1,821
U.S. Treasury 6.25% 8/15/2023		2,499	2,522
U.S. Treasury 0.125% 8/31/2023		5,500	5,337
U.S. Treasury 0.50% 11/30/2023		3,000	2,886
U.S. Treasury 0.125% 12/15/2023		28,180	26,997
U.S. Treasury 2.25% 4/30/2024[13]		54,760	53,030
U.S. Treasury 0.375% 8/15/2024		3,000	2,804
U.S. Treasury 1.50% 10/31/2024		6,000	5,687
U.S. Treasury 1.75% 3/15/2025		550	520
U.S. Treasury 2.875% 4/30/2025		72	70
U.S. Treasury 0.25% 6/30/2025		2,895	2,623
U.S. Treasury 3.00% 7/15/2025		66,924	64,833
U.S. Treasury 3.125% 8/15/2025		2,500	2,427
U.S. Treasury 0.25% 8/31/2025		54,975	49,463
U.S. Treasury 0.25% 10/31/2025		136,626	122,237
U.S. Treasury 4.50% 11/15/2025		3,380	3,401
U.S. Treasury 2.875% 11/30/2025		27,270	26,251
U.S. Treasury 4.00% 12/15/2025		8,422	8,369
U.S. Treasury 0.375% 1/31/2026		109,860	97,781
U.S. Treasury 0.50% 2/28/2026		83,605	74,535
U.S. Treasury 0.75% 3/31/2026		83,100	74,517
U.S. Treasury 2.25% 3/31/2026		25	24
U.S. Treasury 0.875% 6/30/2026		44,247	39,568
U.S. Treasury 0.625% 7/31/2026		32,230	28,478
U.S. Treasury 0.75% 8/31/2026		500	443
U.S. Treasury 0.875% 9/30/2026		50,975	45,280
U.S. Treasury 1.125% 10/31/2026		95,220	85,166
U.S. Treasury 1.625% 11/30/2026		4,255	3,880
U.S. Treasury 2.25% 2/15/2027		10,500	9,773
U.S. Treasury 2.50% 3/31/2027		21,705	20,378
U.S. Treasury 2.75% 4/30/2027		3,280	3,110
U.S. Treasury 2.625% 5/31/2027		7,002	6,601
U.S. Treasury 2.75% 7/31/2027		7,400	7,003
U.S. Treasury 0.50% 8/31/2027		4,200	3,574
U.S. Treasury 3.125% 8/31/2027		153,500	147,690
U.S. Treasury 4.125% 9/30/2027		112,425	112,857
U.S. Treasury 4.125% 10/31/2027		120,996	121,458
U.S. Treasury 2.25% 11/15/2027		90,150	83,093
U.S. Treasury 3.875% 11/30/2027		13,578	13,504
U.S. Treasury 2.75% 2/15/2028		13,845	13,020
U.S. Treasury 1.125% 2/29/2028		2,967	2,570
U.S. Treasury 2.875% 5/15/2028		27,630	26,089
U.S. Treasury 1.125% 8/31/2028		10,000	8,542
U.S. Treasury 2.875% 4/30/2029		5,407	5,066
U.S. Treasury 1.625% 8/15/2029[13]		59,970	52,031
U.S. Treasury 3.875% 12/31/2029		2,000	1,986
U.S. Treasury 1.50% 2/15/2030		240	205
U.S. Treasury 0.625% 5/15/2030[13]		35,267	27,921
U.S. Treasury 0.625% 8/15/2030		20	16
U.S. Treasury 1.625% 5/15/2031		12,235	10,299
U.S. Treasury 1.25% 8/15/2031		3,000	2,436
U.S. Treasury 1.875% 2/15/2032[13]		109,350	92,743
U.S. Treasury 2.875% 5/15/2032		60,145	55,456
U.S. Treasury 2.75% 8/15/2032		27,125	24,697
U.S. Treasury 4.125% 11/15/2032		13,975	14,254
U.S. Treasury 4.50% 5/15/2038		1,000	1,065
U.S. Treasury 4.50% 8/15/2039		2,270	2,411
U.S. Treasury 4.375% 11/15/2039		1,500	1,568
U.S. Treasury 1.125% 8/15/2040		3,750	2,338
U.S. Treasury 1.875% 2/15/2041		33,996	24,081
U.S. Treasury 2.25% 5/15/2041[13]		35,385	26,636
U.S. Treasury 1.75% 8/15/2041		3,460	2,374
U.S. Treasury 3.125% 11/15/2041		100	87
U.S. Treasury 3.25% 5/15/2042		1,636	1,437
U.S. Treasury 2.75% 8/15/2042		100	81
U.S. Treasury 2.75% 11/15/2042		2,300	1,849

Capital World Bond Fund	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury 4.00% 11/15/2042	USD	287	$281
U.S. Treasury 3.375% 5/15/2044		2,700	2,386
U.S. Treasury 3.125% 8/15/2044		940	796
U.S. Treasury 2.50% 2/15/2045		1,900	1,437
U.S. Treasury 3.00% 5/15/2045		1,125	930
U.S. Treasury 2.875% 8/15/2045		1,250	1,010
U.S. Treasury 3.00% 11/15/2045		1,425	1,177
U.S. Treasury 3.00% 2/15/2048		8,165	6,728
U.S. Treasury 3.125% 5/15/2048		800	676
U.S. Treasury 3.00% 2/15/2049		520	431
U.S. Treasury 2.375% 11/15/2049		100	73
U.S. Treasury 2.00% 2/15/2050		18,540	12,317
U.S. Treasury 1.25% 5/15/2050[13]		12,110	6,551
U.S. Treasury 1.375% 8/15/2050		1,310	733
U.S. Treasury 1.625% 11/15/2050		5,855	3,507
U.S. Treasury 2.375% 5/15/2051		860	620
U.S. Treasury 2.00% 8/15/2051		38,216	25,155
U.S. Treasury 1.875% 11/15/2051[13]		110,940	70,649
U.S. Treasury 2.25% 2/15/2052		51,400	35,933
U.S. Treasury 2.875% 5/15/2052		11,061	8,908
U.S. Treasury 3.00% 8/15/2052		24,329	20,173
U.S. Treasury 4.00% 11/15/2052		1,645	1,654
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[4]		106	103
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[4]		1,653	1,541
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[4]		7,254	7,245
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		16,807	10,842
Uber Technologies, Inc. 8.00% 11/1/2026[8]		890	895
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,8]		14,100	13,867
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[9,10]		675	624
Ukraine 7.75% 9/1/2024[3]		44,660	11,107
Ukraine 8.994% 2/1/2026[3]		4,127	924
Ukraine 7.75% 9/1/2026[3]		12,460	2,680
Ukraine 7.75% 9/1/2029[3]		2,300	497
Ukraine 6.876% 5/21/2031[3]		9,540	1,837
Ukraine 7.375% 9/25/2034[3,8]		560	107
Ukraine 0% 5/31/2041[10]		1,000	290
UniCredit SpA 5.459% 6/30/2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[1,8]		16,050	13,071
Uniform Mortgage-Backed Security 2.50% 1/1/2053[5,12]		57,700	48,871
Uniform Mortgage-Backed Security 4.50% 1/1/2053[5,12]		1,360	1,309
Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,12]		4,279	4,217
Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,12]		24,640	24,708
Uniform Mortgage-Backed Security 5.00% 2/1/2053[5,12]		31,021	30,568
Union Pacific Corp. 2.80% 2/14/2032		4,000	3,464
Union Pacific Corp. 4.30% 3/1/2049		1,550	1,331
Union Pacific Corp. 3.839% 3/20/2060		302	235
Union Pacific Corp. 3.799% 4/6/2071		302	224
Unisys Corp. 6.875% 11/1/2027[8]		150	115
United Mexican States 4.875% 5/19/2033		210	193
United Mexican States 5.00% 4/27/2051		1,020	831
United Mexican States 4.40% 2/12/2052		860	635
United Mexican States 3.75% 4/19/2071		1,290	806
United Natural Foods, Inc. 6.75% 10/15/2028[8]		1,500	1,444
United Rentals, Inc. 4.875% 1/15/2028		475	451
United Rentals, Inc. 6.00% 12/15/2029[8]		2,000	1,991
United Technologies Corp. 3.65% 8/16/2023		185	183
United Technologies Corp. 3.125% 5/4/2027		250	233
United Technologies Corp. 4.125% 11/16/2028		4,100	3,933
UnitedHealth Group, Inc. 3.75% 7/15/2025		1,658	1,622
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,423	1,379
UnitedHealth Group, Inc. 4.20% 5/15/2032		1,365	1,300
UnitedHealth Group, Inc. 4.25% 6/15/2048		757	658
UnitedHealth Group, Inc. 3.25% 5/15/2051		731	527
UnitedHealth Group, Inc. 4.75% 5/15/2052		230	214
Universal Entertainment Corp. 8.50% 12/11/2024[8]		500	467
Univision Communications, Inc. 4.50% 5/1/2029[8]		1,240	1,039
Univision Communications, Inc. 7.375% 6/30/2030[8]		1,347	1,289
US Foods, Inc. 4.625% 6/1/2030[8]		585	516
Vail Resorts, Inc. 6.25% 5/15/2025[8]		760	761

30	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Vale Overseas, Ltd. 3.75% 7/8/2030	USD	5	$4
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[8]		820	698
Valvoline, Inc. 3.625% 6/15/2031[8]		733	602
Venator Finance SARL 9.50% 7/1/2025[8]		465	337
Venator Finance SARL 5.75% 7/15/2025[8]		654	224
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[3]		1,289	113
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[3]		279	24
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[3]		120	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[3]		60	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[3]		159	15
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[3]		2,498	225
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[3]		60	5
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[3]		1,074	86
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[3]		883	62
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[3]		99	9
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[3]		80	7
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[3]		99	9
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[8]		310	272
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[8]		1,490	1,272
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[8]		475	389
Verizon Communications, Inc. 4.329% 9/21/2028		3,315	3,194
Verizon Communications, Inc. 3.15% 3/22/2030		3,500	3,095
Verizon Communications, Inc. 1.68% 10/30/2030		2,500	1,954
Verizon Communications, Inc. 1.75% 1/20/2031		5,473	4,259
Verizon Communications, Inc. 2.55% 3/21/2031		16,935	13,968
Verizon Communications, Inc. 3.40% 3/22/2041		1,800	1,361
Verizon Communications, Inc. 3.85% 11/1/2042		443	353
Verizon Communications, Inc. 2.875% 11/20/2050		1,325	836
Verizon Communications, Inc. 3.55% 3/22/2051		1,594	1,143
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[8]		300	267
VICI Properties, LP 4.375% 5/15/2025		996	969
VICI Properties, LP 4.625% 6/15/2025[8]		751	721
VICI Properties, LP 4.75% 2/15/2028		2,645	2,514
VICI Properties, LP 4.625% 12/1/2029[8]		492	449
VICI Properties, LP 4.95% 2/15/2030		1,767	1,684
VICI Properties, LP 4.125% 8/15/2030[8]		520	456
VICI Properties, LP 5.125% 5/15/2032		905	840
VICI Properties, LP 5.625% 5/15/2052		275	244
VICI Properties, LP / VICI Note Co., Inc. 4.50% 1/15/2028[8]		1,642	1,516
Vigorous Champion International, Ltd. 4.25% 5/28/2029		1,000	899
Virginia Electric and Power Co. 2.40% 3/30/2032		3,281	2,660
Visa, Inc. 2.00% 8/15/2050		500	296
Vistra Corp. 8.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.93% on 10/15/2026)[1,8]		350	335
Vistra Corp. 7.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.74% on 12/15/2026)[1,8]		700	638
Volkswagen Group of America Finance, LLC 3.125% 5/12/2023[8]		8,492	8,425
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[8]		11,700	11,590
VZ Secured Financing BV 5.00% 1/15/2032[8]		200	163
W. R. Grace Holdings, LLC 5.625% 8/15/2029[8]		270	219
Walt Disney Company 2.65% 1/13/2031		7,360	6,301
Warner Music Group 3.75% 12/1/2029[8]		922	794
Warner Music Group 3.875% 7/15/2030[8]		885	764
Warner Music Group 3.00% 2/15/2031[8]		605	484
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[8]		5,585	4,615
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[8]		11,988	9,214
Warrior Met Coal, Inc. 7.875% 12/1/2028[8]		300	296
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[8]		1,572	1,483
Weatherford International, Ltd. 11.00% 12/1/2024[8]		57	58
Weatherford International, Ltd. 6.50% 9/15/2028[8]		650	638
Weatherford International, Ltd. 8.625% 4/30/2030[8]		520	500
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		13,194	12,241
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		8,572	7,303
WESCO Distribution, Inc. 7.125% 6/15/2025[8]		320	325
WESCO Distribution, Inc. 7.25% 6/15/2028[8]		647	657
Western Global Airlines, LLC 10.375% 8/15/2025[8]		735	553
Western Midstream Operating, LP 4.75% 8/15/2028		160	146
Western Midstream Operating, LP 5.50% 2/1/2050[1]		300	248
Westlake Chemical Corp. 5.00% 8/15/2046		260	217

Capital World Bond Fund	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD	8,440	$7,744
Westpac Banking Corp. 4.11% 7/24/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[1]		2,279	1,958
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]		3,425	2,553
Westpac Banking Corp. 2.963% 11/16/2040		400	266
WeWork Companies, LLC 5.00% 7/10/2025[8]		650	216
Williams Companies, Inc. 3.50% 11/15/2030		2,565	2,249
Williams Companies, Inc. 2.60% 3/15/2031		860	698
Willis North America, Inc. 4.65% 6/15/2027		375	363
Wyndham Destinations, Inc. 6.625% 7/31/2026[8]		500	490
Wyndham Worldwide Corp. 4.375% 8/15/2028[8]		830	746
Wynn Resorts Finance, LLC 7.75% 4/15/2025[8]		1,130	1,126
Xcel Energy, Inc. 3.35% 12/1/2026		3,850	3,621
Xcel Energy, Inc. 1.75% 3/15/2027		630	553
Xcel Energy, Inc. 2.35% 11/15/2031		2,440	1,956
Xcel Energy, Inc. 4.60% 6/1/2032		769	737
Xcel Energy, Inc. 3.50% 12/1/2049		1,532	1,125
Xiaomi Best Time International, Ltd. 2.875% 7/14/2031[8]		780	566
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[9,10]		250	226
Ziggo Bond Co. BV 5.125% 2/28/2030[8]		325	263
Ziggo Bond Finance BV 4.875% 1/15/2030[8]		530	444
Zoetis, Inc. 5.60% 11/16/2032		1,625	1,690
			4,657,235

Total bonds, notes & other debt instruments (cost: $10,292,707,000)			8,906,766

Investment funds 0.57%		Shares
U.S. dollars 0.57%
Capital Group Central Corporate Bond Fund[14]		6,632,603	54,056

Total investment funds (cost: $53,330,000)			54,056

Convertible bonds & notes 0.01%		Principal amount (000)
U.S. dollars 0.01%
Airbnb, Inc., convertible notes, 0% 3/15/2026	USD	543	448
DISH DBS Corp., convertible notes, 3.375% 8/15/2026		390	245
Ford Motor Co., convertible notes, 0% 3/15/2026		186	176
Penn National Gaming, Inc., convertible notes, 2.75% 5/15/2026		87	129

Total convertible bonds & notes (cost: $1,407,000)			998

Convertible stocks 0.00%		Shares
U.S. dollars 0.00%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[8]		300	344

Total convertible stocks (cost: $307,000)			344

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,8,15]		277	116

Total preferred securities (cost: $287,000)			116

Common stocks 0.02%
U.S. dollars 0.02%
Chesapeake Energy Corp.		9,204	869
Constellation Oil Services Holding SA, Class B-1[6,15]		3,023,297	332
Bighorn Permian Resources, LLC[6]		2,668	—	[7]

Total common stocks (cost: $405,000)			1,201

32	Capital World Bond Fund

Short-term securities 7.01%		Shares		Value (000)
Money market investments 6.81%
Capital Group Central Cash Fund 4.31%[14,16]			6,486,438	$648,579

	Weighted average yield at acquisition	Principal amount (000)
U.S. Treasury bills 0.20%
U.S. Treasury 11/2/2023	4.530%	USD	20,000	19,253

Total short-term securities (cost: $667,800,000)				667,832
Total investment securities 101.12% (cost: $11,016,243,000)				9,631,313
Other assets less liabilities (1.12)%				(106,261)

Net assets 100.00%				$9,525,052

Futures contracts

						Value and
						unrealized
						(depreciation)
				Notional		appreciation
		Number of		amount		at 12/31/2022
Contracts	Type	contracts	Expiration	(000)		(000)
3 Month SONIA Futures	Long	90	March 2025	USD	26,083	$(113)
3 Month SOFR Futures	Short	100	March 2025		(24,165)	85
2 Year Euro-Schatz Futures	Long	254	March 2023		28,663	(368)
2 Year U.S. Treasury Note Futures	Long	702	March 2023		143,965	140
5 Year Euro-Bobl Futures	Long	2,549	March 2023		315,833	(10,658)
5 Year U.S. Treasury Note Futures	Long	6,861	March 2023		740,506	(1,097)
10 Year Euro-Bund Futures	Long	723	March 2023		102,879	(6,649)
10 Year Italy Government Bond Futures	Short	261	March 2023		(30,431)	2,411
10 Year Japanese Government Bond Futures	Long	122	March 2023		135,219	(549)
10 Year Canadian Government Bond Futures	Long	8	March 2023		724	(17)
10 Year Ultra U.S. Treasury Note Futures	Short	337	March 2023		(39,861)	507
10 Year U.S. Treasury Note Futures	Short	1,631	March 2023		(183,156)	1,390
10 Year UK Gilt Futures	Long	46	March 2023		5,556	(364)
20 Year U.S. Treasury Bond Futures	Long	825	March 2023		103,408	(1,710)
30 Year Euro-Buxl Futures	Long	84	March 2023		12,160	(2,256)
30 Year Ultra U.S. Treasury Bond Futures	Short	657	March 2023		(88,243)	1,144
						$(18,104)

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2022
(000)		(000)		Counterparty	date	(000)
HUF	771,999	USD	1,968	JPMorgan Chase	1/3/2023	$98
PLN	20,494	USD	4,584	JPMorgan Chase	1/3/2023	92
ZAR	21,114	USD	1,244	Morgan Stanley	1/3/2023	(2)
USD	2,454	MXN	47,922	JPMorgan Chase	1/3/2023	(3)
USD	2,055	HUF	771,999	Bank of New York Mellon	1/3/2023	(11)
USD	4,663	PLN	20,494	UBS AG	1/3/2023	(14)
MXN	47,922	USD	2,478	Goldman Sachs	1/3/2023	(20)
USD	1,203	ZAR	21,114	JPMorgan Chase	1/3/2023	(39)
EUR	65,600	USD	68,705	Bank of America	1/5/2023	1,547
EUR	25,790	USD	27,176	JPMorgan Chase	1/5/2023	442
PLN	6,830	USD	1,365	JPMorgan Chase	1/5/2023	193
USD	4,274	EUR	4,160	HSBC Bank	1/5/2023	(181)
USD	1,341	PLN	6,830	Morgan Stanley	1/5/2023	(217)
USD	22,082	AUD	33,310	Citibank	1/5/2023	(603)

Capital World Bond Fund	33

Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2022
(000)		(000)		Counterparty	date	(000)
USD	70,762	EUR	66,990	BNP Paribas	1/5/2023	$(978)
CLP	575,000	USD	650	JPMorgan Chase	1/6/2023	27
COP	3,010,639	USD	630	JPMorgan Chase	1/6/2023	(10)
USD	280	CLP	263,686	Barclays Bank PLC	1/6/2023	(30)
KRW	64,925,274	USD	49,259	Citibank	1/9/2023	2,309
KRW	5,687,310	USD	4,370	Bank of America	1/9/2023	148
USD	11,561	IDR	178,895,000	Citibank	1/9/2023	65
CLP	993,536	USD	1,112	Citibank	1/9/2023	59
PEN	8,970	USD	2,341	JPMorgan Chase	1/9/2023	19
USD	1,217	BRL	6,437	Citibank	1/9/2023	— [7]
IDR	6,732,225	USD	435	Citibank	1/9/2023	(2)
USD	476	PEN	1,824	JPMorgan Chase	1/9/2023	(4)
USD	628	ZAR	11,016	Bank of New York Mellon	1/9/2023	(19)
MXN	1,561,461	USD	78,570	Goldman Sachs	1/10/2023	1,393
DKK	354,220	USD	50,175	UBS AG	1/10/2023	861
USD	42,609	GBP	34,761	Goldman Sachs	1/10/2023	572
CAD	35,917	USD	26,326	HSBC Bank	1/10/2023	202
USD	3,949	ILS	13,476	BNP Paribas	1/10/2023	114
ZAR	22,543	USD	1,297	JPMorgan Chase	1/10/2023	28
THB	34,092	USD	978	JPMorgan Chase	1/10/2023	11
USD	2,778	INR	229,240	Standard Chartered Bank	1/10/2023	8
MYR	5,630	USD	1,280	Standard Chartered Bank	1/10/2023	7
USD	141	ILS	480	BNP Paribas	1/10/2023	4
USD	450	GBP	370	JPMorgan Chase	1/10/2023	3
EUR	32,678	DKK	243,030	Standard Chartered Bank	1/10/2023	(8)
USD	972	THB	34,092	Morgan Stanley	1/10/2023	(17)
GBP	7,900	USD	9,684	Goldman Sachs	1/10/2023	(130)
USD	11,241	PLN	50,650	UBS AG	1/10/2023	(310)
USD	44,143	AUD	65,552	HSBC Bank	1/10/2023	(509)
USD	15,208	HUF	6,044,230	UBS AG	1/10/2023	(938)
CNH	1,637,595	USD	235,759	Citibank	1/11/2023	1,108
USD	58,941	GBP	48,050	JPMorgan Chase	1/11/2023	832
EUR	50,576	USD	53,483	Morgan Stanley	1/11/2023	702
EUR	27,650	USD	29,045	Bank of America	1/11/2023	579
CZK	98,330	USD	4,267	Bank of America	1/11/2023	81
THB	231,700	USD	6,681	Citibank	1/11/2023	42
USD	2,034	SEK	21,030	HSBC Bank	1/11/2023	17
THB	56,922	USD	1,641	Citibank	1/11/2023	10
USD	1,242	MXN	24,080	JPMorgan Chase	1/11/2023	9
USD	1,622	THB	56,922	Morgan Stanley	1/11/2023	(29)
USD	6,825	EUR	6,454	Morgan Stanley	1/11/2023	(90)
CAD	16,970	USD	12,649	Bank of America	1/11/2023	(115)
SEK	135,520	USD	13,131	Bank of America	1/11/2023	(135)
GBP	44,320	USD	54,149	HSBC Bank	1/11/2023	(551)
EUR	186,067	USD	196,006	Goldman Sachs	1/12/2023	3,355
CHF	12,670	USD	13,572	Morgan Stanley	1/12/2023	150
AUD	11,870	USD	7,993	Barclays Bank PLC	1/12/2023	94
CAD	4,741	USD	3,475	HSBC Bank	1/12/2023	27
ZAR	17,433	USD	1,013	Bank of America	1/12/2023	12
NZD	6,620	USD	4,219	Morgan Stanley	1/12/2023	(15)
GBP	2,567	USD	3,131	Goldman Sachs	1/12/2023	(26)
SEK	135,600	USD	13,127	Bank of America	1/12/2023	(122)
USD	52,756	CNH	366,230	Morgan Stanley	1/12/2023	(221)
USD	37,138	CAD	50,666	HSBC Bank	1/12/2023	(285)
USD	51,789	EUR	49,163	Goldman Sachs	1/12/2023	(887)
EUR	102,702	USD	108,522	JPMorgan Chase	1/13/2023	1,526
JPY	5,703,060	USD	42,341	Bank of America	1/13/2023	1,199
HUF	7,005,140	USD	17,708	Goldman Sachs	1/13/2023	987
JPY	3,789,020	USD	28,049	Bank of America	1/13/2023	878
CHF	5,200	USD	5,563	UBS AG	1/13/2023	70
EUR	3,954	USD	4,177	BNP Paribas	1/13/2023	60
USD	4,035	GBP	3,299	Morgan Stanley	1/13/2023	45

34	Capital World Bond Fund

Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2022
(000)		(000)		Counterparty	date	(000)
ZAR	26,151	USD	1,504	Morgan Stanley	1/13/2023	$33
MXN	19,247	USD	969	UBS AG	1/13/2023	16
USD	1,367	COP	6,570,976	Citibank	1/13/2023	15
MYR	3,967	USD	898	JPMorgan Chase	1/13/2023	9
DKK	301,540	EUR	40,550	BNP Paribas	1/13/2023	6
USD	920	CAD	1,242	Standard Chartered Bank	1/13/2023	3
IDR	21,315,907	USD	1,368	JPMorgan Chase	1/13/2023	3
USD	49	GBP	40	Bank of New York Mellon	1/13/2023	— [7]
USD	1,173	CNH	8,140	JPMorgan Chase	1/13/2023	(5)
EUR	102,292	DKK	760,670	BNP Paribas	1/13/2023	(14)
USD	853	EUR	810	JPMorgan Chase	1/13/2023	(15)
USD	5,128	EUR	4,831	Standard Chartered Bank	1/13/2023	(49)
CAD	25,143	USD	18,626	Standard Chartered Bank	1/13/2023	(55)
GBP	45,962	USD	56,214	Morgan Stanley	1/13/2023	(627)
USD	86,637	EUR	81,991	JPMorgan Chase	1/13/2023	(1,218)
USD	81,596	MXN	1,621,830	JPMorgan Chase	1/13/2023	(1,407)
PLN	87,740	USD	19,625	BNP Paribas	1/17/2023	370
ZAR	1,417	USD	81	Morgan Stanley	1/17/2023	3
JPY	30,308,260	USD	223,427	JPMorgan Chase	1/19/2023	8,153
JPY	1,947,030	USD	14,325	Citibank	1/19/2023	552
JPY	1,206,570	EUR	8,432	Citibank	1/19/2023	180
EUR	29,359	DKK	218,340	Bank of America	1/19/2023	(9)
USD	11,558	CAD	15,730	Bank of America	1/19/2023	(61)
JPY	23,482,795	USD	172,795	Citibank	1/20/2023	6,658
JPY	13,865,140	USD	102,224	Standard Chartered Bank	1/20/2023	3,732
USD	40,349	HUF	14,455,020	Bank of America	1/20/2023	1,854
EUR	48,637	USD	51,239	JPMorgan Chase	1/20/2023	904
JPY	3,590,896	AUD	39,300	HSBC Bank	1/20/2023	659
EUR	194	USD	207	Bank of New York Mellon	1/20/2023	1
CZK	984,840	USD	44,251	Goldman Sachs	1/20/2023	(730)
USD	68,019	MXN	1,349,369	BNP Paribas	1/20/2023	(938)
USD	60,756	DKK	428,570	Bank of America	1/20/2023	(1,044)
USD	87,092	EUR	82,671	JPMorgan Chase	1/20/2023	(1,537)
USD	41,479	CZK	986,410	Morgan Stanley	1/20/2023	(2,111)
HUF	14,349,550	USD	43,821	Bank of America	1/20/2023	(5,607)
USD	23,837	COP	114,649,611	Morgan Stanley	1/23/2023	300
USD	920	BRL	4,954	Morgan Stanley	1/23/2023	(14)
USD	1,490	BRL	7,996	Citibank	1/23/2023	(17)
USD	92,758	EUR	87,554	Bank of America	1/23/2023	(1,129)
JPY	6,558,900	USD	45,461	Standard Chartered Bank	1/27/2023	4,710
JPY	7,782,750	USD	57,466	BNP Paribas	1/27/2023	2,068
JPY	2,769,400	USD	19,134	UBS AG	1/27/2023	2,050
JPY	3,737,200	USD	27,733	Goldman Sachs	1/27/2023	854
USD	2,467	MXN	47,922	Goldman Sachs	1/27/2023	22
PLN	20,494	USD	4,654	UBS AG	1/27/2023	12
HUF	771,999	USD	2,040	Bank of New York Mellon	1/27/2023	11
USD	1,241	ZAR	21,114	Morgan Stanley	1/27/2023	2
USD	11,656	PLN	55,760	JPMorgan Chase	2/2/2023	(1,033)
PLN	191,770	USD	46,242	BNP Paribas	2/2/2023	(2,603)
KRW	18,500,000	USD	13,996	Standard Chartered Bank	2/28/2023	713
EUR	90,700	USD	95,396	Bank of America	3/6/2023	2,137
CNH	439,380	USD	62,719	Standard Chartered Bank	3/6/2023	1,099
JPY	2,455,060	USD	18,222	BNP Paribas	3/6/2023	652
KRW	16,582,610	USD	12,736	HSBC Bank	3/6/2023	451
JPY	1,200,000	USD	8,941	JPMorgan Chase	3/15/2023	296
EUR	5,500	USD	5,848	Bank of America	3/15/2023	70
USD	865	NZD	1,350	UBS AG	3/15/2023	8
USD	6,129	AUD	9,000	UBS AG	3/15/2023	(17)
SEK	20,537	USD	2,000	JPMorgan Chase	3/15/2023	(23)
USD	2,000	NOK	19,879	JPMorgan Chase	3/15/2023	(36)
THB	91,013	USD	2,634	Morgan Stanley	6/9/2023	44
PLN	30,130	USD	6,070	JPMorgan Chase	8/31/2023	660

Capital World Bond Fund	35

 Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2022
(000)		(000)		Counterparty	date	(000)
USD	697	PLN	3,650	Morgan Stanley	8/31/2023	$(119)
USD	1,897	PLN	9,900	JPMorgan Chase	8/31/2023	(315)
						$32,041

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront	Unrealized
Receive		Pay						premium	(depreciation)
					Notional		Value at	paid	appreciation
	Payment		Payment	Expiration	amount		12/31/2022	(received)	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
0.11108502%	Annual	SONIA	Annual	4/9/2023	GBP	20,140	$(248)	$5	$(253)
1.3467%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/18/2023	NZD	25,000	(381)	—	(381)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		32,742	(519)	—	(519)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		279,022	(4,436)	—	(4,436)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		108,068	(1,792)	—	(1,792)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		270,134	(4,444)	—	(4,444)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		44,558	(740)	—	(740)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		44,558	(740)	—	(740)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		48,917	(824)	—	(824)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		90,549	(1,574)	—	(1,574)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		90,448	(1,645)	—	(1,645)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		89,953	(1,643)	—	(1,643)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		90,327	(1,649)	—	(1,649)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		79,737	(1,516)	—	(1,516)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		90,950	(1,721)	—	(1,721)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		90,850	(1,701)	—	(1,701)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		90,850	(1,700)	—	(1,700)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		100,996	(1,884)	—	(1,884)
2.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/2/2023		3,733	(61)	—	(61)
2.215%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/3/2023		7,460	(123)	—	(123)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		129,491	(2,143)	—	(2,143)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		129,491	(2,152)	—	(2,152)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		10,894	(184)	—	(184)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	161,740	(4,110)	—	(4,110)
2.42%	Annual	SONIA	Annual	5/5/2024		362,400	(9,520)	—	(9,520)
2.363%	Annual	SONIA	Annual	5/11/2024		315,760	(8,504)	—	(8,504)
SONIA	Annual	5.6325%	Annual	9/25/2024		284,200	(3,236)	—	(3,236)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	USD	5,200	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024		6,500	(5)	—	(5)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024		6,500	(1)	—	(1)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024		7,800	(6)	—	(6)
4.67%	28-day	28-day MXN-TIIE	28-day	12/16/2025	MXN	24,000	(144)	—	(144)
5.75%	28-day	28-day MXN-TIIE	28-day	4/2/2026		22,300	(107)	—	(107)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		108,000	(405)	—	(405)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		105,200	(393)	—	(393)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		279,500	(1,007)	—	(1,007)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		740,700	(2,694)	—	(2,694)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		770,600	(2,785)	—	(2,785)
7.28%	28-day	28-day MXN-TIIE	28-day	9/30/2026		11,600	(31)	—	(31)
7.24%	28-day	28-day MXN-TIIE	28-day	10/2/2026		11,700	(32)	—	(32)
0.8738%	Annual	SONIA	Annual	10/8/2026	GBP	4,000	(555)	—	(555)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	218,800	(486)	—	(486)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		328,248	(712)	—	(712)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		535,800	(1,127)	—	(1,127)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		676,683	(1,580)	—	(1,580)
SONIA	Annual	1.2822%	Annual	1/28/2027	GBP	1,150	149	—	149

36	Capital World Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	(received) (000)	at 12/31/2022 (000)
7.805%	28-day	28-day MXN-TIIE	28-day	2/23/2027	MXN	187,375	$(357)	$—	$(357)
7.795%	28-day	28-day MXN-TIIE	28-day	2/24/2027		829,520	(1,597)	— [7]	(1,597)
3.0825%	At maturity	Eurozone HICP Ex. Tobacco	At maturity	8/15/2027	EUR	1,000	(6)	—	(6)
SONIA	Annual	5.1013%	Annual	10/7/2027	GBP	2,000	(100)	—	(100)
0.57520783%	Annual	SONIA	Annual	4/9/2028		10,370	(2,031)	(16)	(2,015)
2.2679%	Annual	SONIA	Annual	7/14/2032		590	(84)	—	(84)
0.9221376%	Annual	SONIA	Annual	4/9/2041		5,500	(2,340)	(43)	(2,297)
2.23%	Annual	SONIA	Annual	7/14/2042		320	(73)	—	(73)
1.0469%	Annual	SONIA	Annual	3/2/2052		70	(37)	—	(37)
							$(77,738)	$(54)	$(77,684)
Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
11.46%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2026	BRL9,234	$(60)	$—	$(60)
11.97%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	14,700	(61)	—	(61)
11.15%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	9,330	(76)	—	(76)
							$(197)	$—	$(197)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

									Upfront	Unrealized
				Notional			Value at		premium	depreciation
Reference	Financing	Payment	Expiration	amount			12/31/2022		paid	at 12/31/2022
index	rate paid	frequency	date	(000)			(000)		(000)	(000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD	140,890		$8,243		$8,826	$(583)

Centrally cleared credit default swaps on credit indices — sell protection

									Upfront	Unrealized
				Notional			Value at		premium	depreciation
Financing	Payment	Reference	Expiration	amount		[17]	12/31/2022	[18]	paid	at 12/31/2022
rate received	frequency	index	date	(000)			(000)		(000)	(000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD	100,617		$619		$840	$(221)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027		235,324		1,882		2,183	(301)
							$2,501		$3,023	$(522)

Investments in affiliates14

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	(depreciation)	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Investment funds 0.57%
Capital Group Central Corporate Bond Fund	$—	$53,331	$—	$—	$725	$54,056	$252
Short-term securities 6.81%
Money market investments 6.81%
Capital Group Central Cash Fund 4.31%[16]	1,132,236	6,645,845	7,129,139	(258)	(105)	648,579	18,882
Total 7.38%				$(258)	$620	$702,635	$19,134

Capital World Bond Fund	37

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/18/2021-5/19/2021	$27,138	$17,527	.19%
NBM US Holdings, Inc. 7.00% 5/14/2026	8/6/2021	10,052	9,763	.10
Netflix, Inc. 3.875% 11/15/2029	10/27/2021-10/29/2021	5,262	3,813	.04
Bank of America Corp. 0.58% 8/8/2029 (3-month EUR-EURIBOR + 0.73% on 8/8/2028)[1]	2/4/2021	3,818	2,732	.03
General Electric Co. 4.125% 9/19/2035	2/3/2022	1,432	1,064	.01
STE TransCore Holdings, Inc. 3.75% 5/5/2032	12/21/2022	276	272	.00
Total		$47,978	$35,171	.37%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $35,171,000, which represented .37% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]	Amount less than one thousand.
[8]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $678,283,000, which represented 7.12% of the net assets of the fund.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,779,000, which represented .09% of the net assets of the fund.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[12]	Purchased on a TBA basis.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $66,279,000, which represented .70% of the net assets of the fund.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Security did not produce income during the last 12 months.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EFFR = Effective Federal Funds Rate

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HICP = Harmonised Index of Consumer Prices

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PEN = Peruvian nuevos soles

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

38	Capital World Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2022
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $10,314,343)	$8,928,678
Affiliated issuers (cost: $701,900)	702,635	$9,631,313
Cash		1,781
Cash denominated in currencies other than U.S. dollars (cost: $7,537)		7,588
Unrealized appreciation on open forward currency contracts		59,295
Unrealized appreciation on unfunded commitments		93
Receivables for:
Sales of investments	33,031
Sales of fund’s shares	10,770
Dividends and interest	76,213
Variation margin on futures contracts	2,039
Variation margin on centrally cleared swap contracts	1,066
Other	2,671	125,790
		9,825,860

Liabilities:
Unrealized depreciation on open forward currency contracts		27,254
Bilateral interest rate swaps, at value		197
Unrealized depreciation on unfunded commitments		7
Payables for:
Purchases of investments	244,398
Repurchases of fund’s shares	17,807
Investment advisory services	3,546
Services provided by related parties	1,633
Trustees’ deferred compensation	228
Variation margin on futures contracts	3,641
Variation margin on centrally cleared swap contracts	1,564
Other	533	273,350
Net assets at December 31, 2022		$9,525,052

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,487,153
Total accumulated loss		(2,962,101)
Net assets at December 31, 2022		$9,525,052

Refer to the notes to financial statements.

Capital World Bond Fund	39

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2022 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) –
unlimited shares authorized (591,385 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$3,862,102	239,656		$16.12
Class C	52,108	3,292		15.83
Class T	8	—	*	16.09
Class F-1	96,070	5,976		16.08
Class F-2	822,629	51,142		16.09
Class F-3	1,362,989	84,662		16.10
Class 529-A	215,897	13,354		16.17
Class 529-C	6,736	421		15.98
Class 529-E	8,567	534		16.05
Class 529-T	10	1		16.10
Class 529-F-1	8	1		16.03
Class 529-F-2	32,887	2,041		16.11
Class 529-F-3	8	1		16.10
Class R-1	5,559	349		15.94
Class R-2	70,339	4,418		15.92
Class R-2E	5,138	320		16.07
Class R-3	93,146	5,789		16.09
Class R-4	68,539	4,257		16.10
Class R-5E	23,284	1,447		16.09
Class R-5	31,241	1,937		16.12
Class R-6	2,767,787	171,787		16.11

*	Amount less than one thousand.

Refer to the notes to financial statements.

40	Capital World Bond Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers (net of non-U.S. taxes of $1,589)	$315,792
Dividends (includes $19,134 from affiliates)	19,594	$335,386
Fees and expenses*:
Investment advisory services	52,303
Distribution services	14,081
Transfer agent services	12,640
Administrative services	3,645
529 plan services	173
Reports to shareholders	571
Registration statement and prospectus	634
Trustees’ compensation	23
Auditing and legal	202
Custodian	952
Other	36	85,260
Net investment income		250,126

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $2,757):
Unaffiliated issuers	(1,349,949)
Affiliated issuers	(258)
Futures contracts	3,505
Forward currency contracts	(208,439)
Swap contracts	(2,182)
Currency transactions	(21,092)	(1,578,415)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $40):
Unaffiliated issuers	(1,342,392)
Affiliated issuers	620
Futures contracts	(15,689)
Forward currency contracts	45,372
Swap contracts	(52,915)
Currency translations	3,142	(1,361,862)
Net realized loss and unrealized depreciation		(2,940,277)

Net decrease in net assets resulting from operations		$(2,690,151)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

Capital World Bond Fund	41

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2022	2021
Operations:
Net investment income	$250,126	$268,444
Net realized (loss) gain	(1,578,415)	77,438
Net unrealized depreciation	(1,361,862)	(1,120,730)
Net decrease in net assets resulting from operations	(2,690,151)	(774,848)

Distributions paid and return of capital paid to shareholders:
Distributions	(124,687)	(434,469)
Return of capital	(125,989)	—
Total distributions paid and return of capital paid to shareholders	(250,676)	(434,469)

Net capital share transactions	(3,457,460)	2,308,912

Total (decrease) increase in net assets	(6,398,287)	1,099,595

Net assets:
Beginning of year	15,923,339	14,823,744
End of year	$9,525,052	$15,923,339

Refer to the notes to financial statements.

42	Capital World Bond Fund

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions as a return of capital for tax purposes.

Capital World Bond Fund	43

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

44	Capital World Bond Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of December 31, 2022 (dollars in thousands):

Capital World Bond Fund	45

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,741,674	$—	$1,741,674
Japanese yen	—	678,626	—	678,626
Chinese yuan renminbi	—	362,545	—	362,545
British pounds	—	356,974	—	356,974
Canadian dollars	—	262,248	—	262,248
Danish kroner	—	182,498	—	182,498
Australian dollars	—	178,212	—	178,212
Mexican pesos	—	149,258	—	149,258
Colombian pesos	—	61,472	—	61,472
Indonesian rupiah	—	45,512	—	45,512
South Korean won	—	35,661	—	35,661
Chilean pesos	—	33,984	—	33,984
Brazilian reais	—	23,428	—	23,428
South African rand	—	21,615	—	21,615
Russian rubles	—	19,818	1,261	21,079
Dominican pesos	—	14,787	—	14,787
Malaysian ringgits	—	14,064	—	14,064
Polish zloty	—	12,277	—	12,277
Ukrainian hryvnia	—	3,824	6,778	10,602
Thai baht	—	9,706	—	9,706
Indian rupees	—	9,618	—	9,618
Czech korunas	—	6,954	—	6,954
Israeli shekels	—	5,015	—	5,015
Hungarian forints	—	3,618	—	3,618
Peruvian nuevos soles	—	3,224	—	3,224
Romanian leu	—	2,436	—	2,436
Norwegian kroner	—	1,747	—	1,747
New Zealand dollars	—	697	—	697
U.S. dollars	—	4,656,116	1,119	4,657,235
Investment funds	54,056	—	—	54,056
Convertible bonds & notes	—	998	—	998
Convertible stocks	—	344	—	344
Preferred securities	—	—	116	116
Common stocks	869	—	332	1,201
Short-term securities	648,579	19,253	—	667,832
Total	$703,504	$8,918,203	$9,606	$9,631,313

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,677	$—	$—	$5,677
Unrealized appreciation on open forward currency contracts	—	59,295	—	59,295
Unrealized appreciation on centrally cleared interest rate swaps	—	149	—	149
Liabilities:
Unrealized depreciation on futures contracts	(23,781)	—	—	(23,781)
Unrealized depreciation on open forward currency contracts	—	(27,254)	—	(27,254)
Unrealized depreciation on centrally cleared interest rate swaps	—	(77,833)	—	(77,833)
Unrealized depreciation on bilateral interest rate swaps	—	(197)	—	(197)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,105)	—	(1,105)
Total	$(18,104)	$(46,945)	$—	$(65,049)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

46	Capital World Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Capital World Bond Fund	47

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

48	Capital World Bond Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2022, the fund’s maximum exposure of unfunded bond commitments was $524,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized appreciation of $93,000 is disclosed as unrealized appreciation on unfunded commitments and unrealized depreciation of $7,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities. Both are included in net unrealized depreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,285,535,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Capital World Bond Fund	49

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $4,533,943,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $3,027,739,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

50	Capital World Bond Fund

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $796,265,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$5,677	Unrealized depreciation*	$23,781
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	59,295	Unrealized depreciation on open forward currency contracts	27,254
Swap (centrally cleared)	Interest	Unrealized appreciation*	149	Unrealized depreciation*	77,833
Swap (bilateral)	Interest	Bilateral interest rate swaps, at value	—	Bilateral interest rate swaps, at value	197
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	1,105
			$65,121		$130,170

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$3,505	Net unrealized depreciation on futures contracts	$(15,689)
Forward currency	Currency	Net realized loss on forward currency contracts	(208,439)	Net unrealized appreciation on forward currency contracts	45,372
Swap	Interest	Net realized loss on swap contracts	(7,197)	Net unrealized depreciation on swap contracts	(52,558)
Swap	Credit	Net realized gain on swap contracts	5,015	Net unrealized depreciation on swap contracts	(357)
			$(207,116)		$(23,232)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Capital World Bond Fund	51

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts and bilateral interest rate swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$8,505	$(8,222)	$—	$—	$283
Bank of New York Mellon	12	(12)	—	—	—
Barclays Bank PLC	94	(94)	—	—	—
BNP Paribas	3,274	(3,274)	—	—	—
Citibank	10,998	(622)	(2,093)	(2,800)	5,483
Goldman Sachs	7,183	(1,793)	—	(4,618)	772
HSBC Bank	1,356	(1,356)	—	—	—
JPMorgan Chase	13,305	(5,645)	—	(3,170)	4,490
Morgan Stanley	1,279	(1,279)	—	—	—
Standard Chartered Bank	10,272	(112)	—	(6,970)	3,190
UBS AG	3,017	(1,279)	—	(1,738)	—
Total	$59,295	$(23,688)	$(2,093)	$(19,296)	$14,218
Liabilities:
Bank of America	$8,222	$(8,222)	$—	$—	$—
Bank of New York Mellon	30	(12)	—	—	18
Barclays Bank PLC	167	(94)	(73)	—	—
BNP Paribas	4,593	(3,274)	(1,319)	—	—
Citibank	622	(622)	—	—	—
Goldman Sachs	1,793	(1,793)	—	—	—
HSBC Bank	1,526	(1,356)	(170)	—	—
JPMorgan Chase	5,645	(5,645)	—	—	—
Morgan Stanley	3,462	(1,279)	(1,927)	—	256
Standard Chartered Bank	112	(112)	—	—	—
UBS AG	1,279	(1,279)	—	—	—
Total	$27,451	$(23,688)	$(3,489)	$—	$274

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

52	Capital World Bond Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2022, the fund reclassified $8,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$125,989
Late year ordinary loss deferral[1]	(130,971)
Capital loss carryforward[2]	(1,330,263)
Gross unrealized appreciation on investments	107,676
Gross unrealized depreciation on investments	(1,583,604)
Net unrealized depreciation on investments	(1,475,928)
Cost of investments	11,030,397

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

For the year ended December 31, 2022, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Return of capital		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$39,667		$42,742		$82,409		$112,101		$34,715		$146,816
Class C	336		368		704		1,173		608		1,781
Class T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	979		1,060		2,039		2,983		968		3,951
Class F-2	10,765		11,284		22,049		29,166		7,543		36,709
Class F-3	12,525		14,033		26,558		30,276		7,371		37,647
Class 529-A	2,106		2,292		4,398		5,951		1,895		7,846
Class 529-C	43		45		88		160		93		253
Class 529-E	78		85		163		223		78		301
Class 529-T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-2	375		413		788		955		258		1,213
Class 529-F-3	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class R-1	35		40		75		87		42		129
Class R-2	443		511		954		1,280		603		1,883
Class R-2E	41		46		87		113		42		155
Class R-3	806		904		1,710		2,330		818		3,148
Class R-4	707		774		1,481		1,911		558		2,469
Class R-5E	238		271		509		564		149		713
Class R-5	336		395		731		1,289		332		1,621
Class R-6	55,207		50,726		105,933		151,548		36,286		187,834
Total	$124,687		$125,989		$250,676		$342,110		$92,359		$434,469

[3]	Amount less than one thousand.

Capital World Bond Fund	53

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.431% on the first $15 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended December 31, 2022, the investment advisory services fees were $52,303,000, which were equivalent to an annualized rate of 0.431% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

54	Capital World Bond Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2022, the 529 plan services fees were $173,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended December 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$11,093	$9,825		$1,348		Not applicable
Class C	639	140		19		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	273	276		34		Not applicable
Class F-2	Not applicable	1,210		305		Not applicable
Class F-3	Not applicable	8		330		Not applicable
Class 529-A	566	495		73		$141
Class 529-C	88	18		3		5
Class 529-E	49	8		3		6
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	28		11		21
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	58	6		2		Not applicable
Class R-2	576	282		23		Not applicable
Class R-2E	35	13		2		Not applicable
Class R-3	516	164		31		Not applicable
Class R-4	188	79		22		Not applicable
Class R-5E	Not applicable	36		7		Not applicable
Class R-5	Not applicable	20		10		Not applicable
Class R-6	Not applicable	32		1,422		Not applicable
Total class-specific expenses	$14,081	$12,640		$3,645		$173

*	Amount less than one thousand.

Trustees deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $23,000 in the fund’s statement of operations reflects $49,000 in current fees (either paid in cash or deferred) and a net decrease of $26,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Capital World Bond Fund	55

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $21,617,000 and $330,388,000, respectively, which generated $39,066,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$225,620	12,928	$81,576		4,885		$(997,297)	(58,641)	$(690,101)	(40,828)
Class C	7,030	407	702		43		(27,532)	(1,617)	(19,800)	(1,167)
Class T	—	—	—		—		—	—	—	—
Class F-1	4,614	269	1,990		120		(26,085)	(1,531)	(19,481)	(1,142)
Class F-2	227,798	13,156	21,755		1,303		(461,710)	(27,388)	(212,157)	(12,929)
Class F-3	744,424	46,269	26,236		1,576		(497,316)	(28,882)	273,344	18,963
Class 529-A	18,780	1,085	4,396		262		(48,885)	(2,838)	(25,709)	(1,491)
Class 529-C	1,314	76	88		5		(4,603)	(270)	(3,201)	(189)
Class 529-E	591	34	163		10		(1,831)	(108)	(1,077)	(64)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	6,002	349	789		48		(8,364)	(490)	(1,573)	(93)
Class 529-F-3	—	—	—	†	1		—	—	— †	1
Class R-1	1,167	67	74		4		(826)	(49)	415	22
Class R-2	13,344	781	953		58		(20,538)	(1,193)	(6,241)	(354)
Class R-2E	1,203	69	88		5		(2,080)	(120)	(789)	(46)
Class R-3	20,060	1,158	1,708		102		(32,815)	(1,883)	(11,047)	(623)
Class R-4	19,417	1,115	1,481		89		(27,185)	(1,559)	(6,287)	(355)
Class R-5E	7,315	432	508		31		(4,923)	(292)	2,900	171
Class R-5	8,764	510	730		44		(25,559)	(1,350)	(16,065)	(796)
Class R-6	762,946	42,524	105,934		6,273		(3,589,471)	(216,303)	(2,720,591)	(167,506)
Total net increase (decrease)	$2,070,389	121,229	$249,171		14,859		$(5,777,020)	(344,514)	$(3,457,460)	(208,426)

Refer to the end of the table for footnotes.

56	Capital World Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$683,215	32,923	$145,411		7,137		$(784,033)	(37,996)	$44,593	2,064
Class C	13,841	681	1,775		89		(38,008)	(1,869)	(22,392)	(1,099)
Class T	—	—	—		—		—	—	—	—
Class F-1	10,241	495	3,862		190		(46,934)	(2,267)	(32,831)	(1,582)
Class F-2	454,055	21,946	36,211		1,781		(299,343)	(14,576)	190,923	9,151
Class F-3	425,194	20,563	36,996		1,818		(223,580)	(10,819)	238,610	11,562
Class 529-A	36,640	1,761	7,843		384		(58,554)	(2,820)	(14,071)	(675)
Class 529-C	2,886	141	253		12		(8,095)	(395)	(4,956)	(242)
Class 529-E	1,211	59	301		15		(2,643)	(128)	(1,131)	(54)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	9,273	448	1,212		59		(7,847)	(380)	2,638	127
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	1,728	84	129		6		(2,419)	(118)	(562)	(28)
Class R-2	19,248	941	1,882		94		(26,574)	(1,299)	(5,444)	(264)
Class R-2E	2,363	115	155		7		(2,330)	(112)	188	10
Class R-3	30,480	1,470	3,146		155		(41,684)	(2,015)	(8,058)	(390)
Class R-4	27,877	1,348	2,468		121		(27,221)	(1,316)	3,124	153
Class R-5E	7,537	364	713		35		(5,669)	(273)	2,581	126
Class R-5	13,118	630	1,621		80		(11,608)	(559)	3,131	151
Class R-6	1,947,355	94,091	187,833		9,225		(222,619)	(10,751)	1,912,569	92,565
Total net increase (decrease)	$3,686,262	178,060	$431,811		21,208		$(1,809,161)	(87,693)	$2,308,912	111,575

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,362,988,000 and $17,339,240,000, respectively, during the year ended December 31, 2022.

Capital World Bond Fund	57

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2022	$19.92	$.31	$(3.79)	$(3.48)	$(.15)	$—	$(.17)	$(.32)	$16.12	(17.51)%	$3,862		.95%		.95%		1.83%
12/31/2021	21.55	.31	(1.42)	(1.11)	(.40)	(.12)	—	(.52)	19.92	(5.17)	5,586		.92		.92		1.50
12/31/2020	20.26	.34	1.64	1.98	(.40)	(.29)	—	(.69)	21.55	9.90	5,999		.93		.93		1.62
12/31/2019	19.25	.44	1.03	1.47	(.39)	(.07)	—	(.46)	20.26	7.66	5,669		.94		.94		2.22
12/31/2018	19.97	.44	(.74)	(.30)	(.42)	—	—	(.42)	19.25	(1.53)	5,499		.94		.94		2.25
Class C:
12/31/2022	19.57	.18	(3.73)	(3.55)	(.09)	—	(.10)	(.19)	15.83	(18.16)	52		1.69		1.69		1.08
12/31/2021	21.17	.16	(1.39)	(1.23)	(.25)	(.12)	—	(.37)	19.57	(5.82)	87		1.65		1.65		.77
12/31/2020	19.91	.18	1.61	1.79	(.24)	(.29)	—	(.53)	21.17	9.09	118		1.67		1.67		.90
12/31/2019	18.92	.29	1.01	1.30	(.24)	(.07)	—	(.31)	19.91	6.87	178		1.69		1.69		1.47
12/31/2018	19.63	.28	(.73)	(.45)	(.26)	—	—	(.26)	18.92	(2.30)	210		1.72		1.72		1.46
Class T:
12/31/2022	19.90	.35	(3.80)	(3.45)	(.17)	—	(.19)	(.36)	16.09	(17.35)[5]	—	[6]	.68	[5]	.68	[5]	2.06	[5]
12/31/2021	21.54	.35	(1.42)	(1.07)	(.45)	(.12)	—	(.57)	19.90	(4.98)[5]	—	[6]	.68	[5]	.68	[5]	1.71	[5]
12/31/2020	20.26	.38	1.64	2.02	(.45)	(.29)	—	(.74)	21.54	10.13 [5]	—	[6]	.68	[5]	.68	[5]	1.83	[5]
12/31/2019	19.25	.49	1.03	1.52	(.44)	(.07)	—	(.51)	20.26	7.93 [5]	—	[6]	.69	[5]	.69	[5]	2.44	[5]
12/31/2018	19.97	.49	(.75)	(.26)	(.46)	—	—	(.46)	19.25	(1.32)[5]	—	[6]	.72	[5]	.72	[5]	2.48	[5]
Class F-1:
12/31/2022	19.87	.31	(3.78)	(3.47)	(.15)	—	(.17)	(.32)	16.08	(17.53)	96		.97		.97		1.80
12/31/2021	21.50	.30	(1.42)	(1.12)	(.39)	(.12)	—	(.51)	19.87	(5.20)	141		.94		.94		1.48
12/31/2020	20.21	.33	1.65	1.98	(.40)	(.29)	—	(.69)	21.50	9.93	187		.93		.93		1.62
12/31/2019	19.20	.45	1.02	1.47	(.39)	(.07)	—	(.46)	20.21	7.68	209		.93		.93		2.24
12/31/2018	19.92	.44	(.74)	(.30)	(.42)	—	—	(.42)	19.20	(1.53)	238		.93		.93		2.25
Class F-2:
12/31/2022	19.88	.37	(3.78)	(3.41)	(.18)	—	(.20)	(.38)	16.09	(17.20)	823		.60		.60		2.17
12/31/2021	21.51	.38	(1.42)	(1.04)	(.47)	(.12)	—	(.59)	19.88	(4.85)	1,274		.59		.59		1.84
12/31/2020	20.23	.40	1.64	2.04	(.47)	(.29)	—	(.76)	21.51	10.25	1,182		.60		.60		1.95
12/31/2019	19.22	.51	1.02	1.53	(.45)	(.07)	—	(.52)	20.23	8.00	932		.63		.63		2.57
12/31/2018	19.94	.51	(.75)	(.24)	(.48)	—	—	(.48)	19.22	(1.19)	1,217		.60		.60		2.59
Class F-3:
12/31/2022	19.90	.40	(3.80)	(3.40)	(.19)	—	(.21)	(.40)	16.10	(17.13)	1,363		.48		.48		2.31
12/31/2021	21.53	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.90	(4.74)	1,307		.48		.48		1.95
12/31/2020	20.24	.42	1.65	2.07	(.49)	(.29)	—	(.78)	21.53	10.39	1,166		.50		.50		2.07
12/31/2019	19.23	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.24	8.12	2,246		.52		.52		2.64
12/31/2018	19.95	.52	(.75)	(.23)	(.49)	—	—	(.49)	19.23	(1.13)	2,037		.54		.54		2.65
Class 529-A:
12/31/2022	19.98	.31	(3.80)	(3.49)	(.15)	—	(.17)	(.32)	16.17	(17.53)	216		.98		.98		1.80
12/31/2021	21.61	.31	(1.42)	(1.11)	(.40)	(.12)	—	(.52)	19.98	(5.18)	297		.94		.94		1.48
12/31/2020	20.32	.33	1.64	1.97	(.39)	(.29)	—	(.68)	21.61	9.84	335		.96		.96		1.59
12/31/2019	19.30	.44	1.03	1.47	(.38)	(.07)	—	(.45)	20.32	7.64	299		.99		.99		2.17
12/31/2018	20.02	.43	(.75)	(.32)	(.40)	—	—	(.40)	19.30	(1.59)	292		1.01		1.01		2.18

Refer to the end of the table for footnotes.

58	Capital World Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2022	$19.75	$.17	$(3.76)	$(3.59)	$(.08)	$—	$(.10)	$(.18)	$15.98	(18.21)%	$7		1.74%		1.74%		1.02%
12/31/2021	21.36	.15	(1.40)	(1.25)	(.24)	(.12)	—	(.36)	19.75	(5.88)	12		1.69		1.69		.73
12/31/2020	20.07	.17	1.63	1.80	(.22)	(.29)	—	(.51)	21.36	9.04	18		1.71		1.71		.86
12/31/2019	19.07	.28	1.02	1.30	(.23)	(.07)	—	(.30)	20.07	6.81	55		1.73		1.73		1.44
12/31/2018	19.78	.28	(.74)	(.46)	(.25)	—	—	(.25)	19.07	(2.32)	67		1.76		1.76		1.43
Class 529-E:
12/31/2022	19.84	.28	(3.78)	(3.50)	(.14)	—	(.15)	(.29)	16.05	(17.68)	9		1.12		1.12		1.65
12/31/2021	21.47	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.84	(5.36)	12		1.10		1.10		1.32
12/31/2020	20.18	.30	1.65	1.95	(.37)	(.29)	—	(.66)	21.47	9.76	14		1.10		1.10		1.45
12/31/2019	19.18	.40	1.02	1.42	(.35)	(.07)	—	(.42)	20.18	7.42	14		1.14		1.14		2.02
12/31/2018	19.90	.39	(.74)	(.35)	(.37)	—	—	(.37)	19.18	(1.76)	15		1.17		1.17		2.02
Class 529-T:
12/31/2022	19.90	.35	(3.79)	(3.44)	(.17)	—	(.19)	(.36)	16.10	(17.34)[5]	—	[6]	.74	[5]	.74	[5]	2.02	[5]
12/31/2021	21.54	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.90	(5.02)[5]	—	[6]	.72	[5]	.72	[5]	1.67	[5]
12/31/2020	20.26	.37	1.64	2.01	(.44)	(.29)	—	(.73)	21.54	10.07 [5]	—	[6]	.73	[5]	.73	[5]	1.80	[5]
12/31/2019	19.25	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.26	7.87 [5]	—	[6]	.76	[5]	.76	[5]	2.40	[5]
12/31/2018	19.97	.48	(.75)	(.27)	(.45)	—	—	(.45)	19.25	(1.36)[5]	—	[6]	.76	[5]	.76	[5]	2.43	[5]
Class 529-F-1:
12/31/2022	19.82	.34	(3.77)	(3.43)	(.17)	—	(.19)	(.36)	16.03	(17.39)[5]	—	[6]	.77	[5]	.77	[5]	1.97	[5]
12/31/2021	21.46	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.82	(5.06)[5]	—	[6]	.75	[5]	.75	[5]	1.64	[5]
12/31/2020	20.19	.38	1.63	2.01	(.45)	(.29)	—	(.74)	21.46	10.08 [5]	—	[6]	.73	[5]	.73	[5]	1.86	[5]
12/31/2019	19.18	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.19	7.90	40		.75		.75		2.41
12/31/2018	19.90	.47	(.74)	(.27)	(.45)	—	—	(.45)	19.18	(1.36)	38		.77		.77		2.42
Class 529-F-2:
12/31/2022	19.91	.37	(3.79)	(3.42)	(.18)	—	(.20)	(.38)	16.11	(17.28)	33		.62		.62		2.16
12/31/2021	21.55	.37	(1.43)	(1.06)	(.46)	(.12)	—	(.58)	19.91	(4.89)	43		.64		.64		1.78
12/31/2020[7,8]	21.00	.06	.87	.93	(.11)	(.27)	—	(.38)	21.55	4.47 [9]	43		.11	[9]	.11	[9]	.28	[9]
Class 529-F-3:
12/31/2022	19.90	.38	(3.78)	(3.40)	(.19)	—	(.21)	(.40)	16.10	(17.17)	—	[6]	.53		.53		2.22
12/31/2021	21.54	.38	(1.42)	(1.04)	(.48)	(.12)	—	(.60)	19.90	(4.85)	—	[6]	.57		.55		1.84
12/31/2020[7,8]	21.00	.06	.87	.93	(.12)	(.27)	—	(.39)	21.54	4.46 [9]	—	[6]	.13	[9]	.09	[9]	.30	[9]
Class R-1:
12/31/2022	19.70	.20	(3.74)	(3.54)	(.10)	—	(.12)	(.22)	15.94	(18.02)	6		1.58		1.58		1.21
12/31/2021	21.32	.17	(1.41)	(1.24)	(.26)	(.12)	—	(.38)	19.70	(5.81)	6		1.58		1.58		.84
12/31/2020	20.05	.19	1.63	1.82	(.26)	(.29)	—	(.55)	21.32	9.14	8		1.65		1.65		.91
12/31/2019	19.05	.30	1.02	1.32	(.25)	(.07)	—	(.32)	20.05	6.92	7		1.65		1.65		1.50
12/31/2018	19.77	.29	(.74)	(.45)	(.27)	—	—	(.27)	19.05	(2.26)	8		1.67		1.67		1.52

Refer to the end of the table for footnotes.

Capital World Bond Fund	59

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2022	$19.68	$.20	$(3.75)	$(3.55)	$(.10)	$—	$(.11)	$(.21)	$15.92	(18.06)%	$70	1.60%	1.60%	1.18%
12/31/2021	21.30	.17	(1.40)	(1.23)	(.27)	(.12)	—	(.39)	19.68	(5.81)	94	1.58	1.58	.84
12/31/2020	20.03	.20	1.63	1.83	(.27)	(.29)	—	(.56)	21.30	9.20	107	1.59	1.59	.96
12/31/2019	19.04	.30	1.02	1.32	(.26)	(.07)	—	(.33)	20.03	6.93	109	1.62	1.62	1.54
12/31/2018	19.75	.30	(.73)	(.43)	(.28)	—	—	(.28)	19.04	(2.18)	113	1.64	1.64	1.55
Class R-2E:
12/31/2022	19.86	.25	(3.78)	(3.53)	(.12)	—	(.14)	(.26)	16.07	(17.81)	5	1.30	1.30	1.48
12/31/2021	21.49	.23	(1.41)	(1.18)	(.33)	(.12)	—	(.45)	19.86	(5.52)	7	1.29	1.29	1.13
12/31/2020	20.21	.26	1.63	1.89	(.32)	(.29)	—	(.61)	21.49	9.47	8	1.32	1.32	1.24
12/31/2019	19.20	.36	1.04	1.40	(.32)	(.07)	—	(.39)	20.21	7.30	7	1.33	1.33	1.82
12/31/2018	19.93	.36	(.76)	(.40)	(.33)	—	—	(.33)	19.20	(1.99)	5	1.36	1.36	1.84
Class R-3:
12/31/2022	19.88	.28	(3.79)	(3.51)	(.13)	—	(.15)	(.28)	16.09	(17.66)	93	1.14	1.14	1.64
12/31/2021	21.51	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.88	(5.38)	128	1.13	1.13	1.29
12/31/2020	20.23	.29	1.64	1.93	(.36)	(.29)	—	(.65)	21.51	9.64	146	1.15	1.15	1.41
12/31/2019	19.22	.40	1.03	1.43	(.35)	(.07)	—	(.42)	20.23	7.44	138	1.17	1.17	1.99
12/31/2018	19.94	.39	(.74)	(.35)	(.37)	—	—	(.37)	19.22	(1.78)	132	1.19	1.19	2.00
Class R-4:
12/31/2022	19.90	.33	(3.79)	(3.46)	(.16)	—	(.18)	(.34)	16.10	(17.43)	68	.84	.84	1.94
12/31/2021	21.53	.33	(1.42)	(1.09)	(.42)	(.12)	—	(.54)	19.90	(5.08)	92	.83	.83	1.59
12/31/2020	20.25	.35	1.64	1.99	(.42)	(.29)	—	(.71)	21.53	9.97	96	.84	.84	1.71
12/31/2019	19.23	.46	1.04	1.50	(.41)	(.07)	—	(.48)	20.25	7.81	89	.86	.86	2.30
12/31/2018	19.95	.45	(.74)	(.29)	(.43)	—	—	(.43)	19.23	(1.48)	91	.88	.88	2.30
Class R-5E:
12/31/2022	19.88	.37	(3.78)	(3.41)	(.18)	—	(.20)	(.38)	16.09	(17.23)	23	.64	.64	2.15
12/31/2021	21.51	.37	(1.42)	(1.05)	(.46)	(.12)	—	(.58)	19.88	(4.90)	25	.63	.63	1.79
12/31/2020	20.23	.39	1.64	2.03	(.46)	(.29)	—	(.75)	21.51	10.21	25	.63	.63	1.89
12/31/2019	19.22	.50	1.03	1.53	(.45)	(.07)	—	(.52)	20.23	7.98	8	.66	.66	2.48
12/31/2018	19.94	.50	(.75)	(.25)	(.47)	—	—	(.47)	19.22	(1.24)	3	.67	.67	2.58
Class R-5:
12/31/2022	19.93	.38	(3.80)	(3.42)	(.18)	—	(.21)	(.39)	16.12	(17.21)	31	.54	.54	2.23
12/31/2021	21.56	.39	(1.42)	(1.03)	(.48)	(.12)	—	(.60)	19.93	(4.79)	55	.53	.53	1.89
12/31/2020	20.27	.42	1.64	2.06	(.48)	(.29)	—	(.77)	21.56	10.33	56	.54	.54	2.01
12/31/2019	19.26	.52	1.03	1.55	(.47)	(.07)	—	(.54)	20.27	8.06	52	.56	.56	2.61
12/31/2018	19.98	.51	(.74)	(.23)	(.49)	—	—	(.49)	19.26	(1.17)	76	.58	.58	2.61
Class R-6:
12/31/2022	19.92	.39	(3.80)	(3.41)	(.19)	—	(.21)	(.40)	16.11	(17.17)	2,768	.48	.48	2.26
12/31/2021	21.55	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.92	(4.74)	6,757	.48	.48	1.95
12/31/2020	20.26	.43	1.64	2.07	(.49)	(.29)	—	(.78)	21.55	10.40	5,316	.48	.48	2.07
12/31/2019	19.25	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.26	8.14	4,294	.50	.50	2.65
12/31/2018	19.97	.52	(.74)	(.22)	(.50)	—	—	(.50)	19.25	(1.11)	3,124	.52	.52	2.67

Refer to the end of the table for footnotes.

60	Capital World Bond Fund

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[10,11]	2022	2021	2020	2019	2018
Excluding mortgage dollar roll transactions	73%	65%	100%	120%	99%
Including mortgage dollar roll transactions	150%	89%	143%	163%	128%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

Refer to the notes to financial statements.

Capital World Bond Fund	61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

62	Capital World Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Bond Fund	63

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$980.79	$4.84	.97%
Class A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class C – actual return	1,000.00	976.74	8.47	1.70
Class C – assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class T – actual return	1,000.00	981.52	3.50	.70
Class T – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-1 – actual return	1,000.00	980.67	4.89	.98
Class F-1 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class F-2 – actual return	1,000.00	982.52	3.05	.61
Class F-2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class F-3 – actual return	1,000.00	983.19	2.45	.49
Class F-3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 529-A – actual return	1,000.00	980.66	4.99	1.00
Class 529-A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-C – actual return	1,000.00	976.36	8.77	1.76
Class 529-C – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class 529-E – actual return	1,000.00	979.88	5.64	1.13
Class 529-E – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class 529-T – actual return	1,000.00	981.84	3.80	.76
Class 529-T – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-F-1 – actual return	1,000.00	981.02	3.94	.79
Class 529-F-1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-2 – actual return	1,000.00	982.48	3.15	.63
Class 529-F-2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-F-3 – actual return	1,000.00	982.95	2.65	.53
Class 529-F-3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-1 – actual return	1,000.00	977.58	7.88	1.58
Class R-1 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2 – actual return	1,000.00	977.50	7.93	1.59
Class R-2 – assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class R-2E – actual return	1,000.00	979.13	6.49	1.30
Class R-2E – assumed 5% return	1,000.00	1,018.65	6.61	1.30
Class R-3 – actual return	1,000.00	979.91	5.69	1.14
Class R-3 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class R-4 – actual return	1,000.00	981.41	4.20	.84
Class R-4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class R-5E – actual return	1,000.00	982.42	3.20	.64
Class R-5E – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 – actual return	1,000.00	982.32	2.70	.54
Class R-5 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-6 – actual return	1,000.00	983.14	2.40	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

64	Capital World Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2022:

Qualified dividend income	$1,827,000
Section 163(j) interest dividends	$124,314,000
Corporate dividends received deduction	$369,000
U.S. government income that may be exempt from state taxation	$15,902,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Capital World Bond Fund	65

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

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Capital World Bond Fund	73

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	87	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc

74	Capital World Bond Fund

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[5]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Philip Chitty, 1969 Senior Vice President	2021	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Andrew A. Cormack, 1982 Senior Vice President	2019	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Bond Fund	75

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

76	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE indexes are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/ research/disclosures.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WBF

Registrant:

a) Audit Fees:
Audit	2021	168,000
	2022	172,000

b) Audit-Related Fees:
	2021	2,000
	2022	3,000

c) Tax Fees:
	2021	12,000
	2022	11,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,427,000
	2022	2,394,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,443,000 for fiscal year 2021 and $2,802,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2023

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2023